UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23368

1WS Credit Income Fund

(Exact name of registrant as specified in charter)

299 Park Avenue, 25th Floor

New York, New York 10171

(Address of principal executive offices)

Kurt A. Locher

Chief Executive Officer

c/o 1WS Credit Income Fund

299 Park Avenue, 25th Floor

New York, New York 10171

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (212) 377-4810

Date of fiscal year end: October 31

Date of reporting period: October 31, 2024 – October 31, 2025

Item 1. Reports to Stockholders.

(a)

1WS Capital Advisors

1WS Credit Income Fund

Nasdaq:

OWSCX (Class I)

OWSAX (Class A-2)

Annual Report

October 31, 2025

Table of Contents

Management Commentary	1
Consolidated Schedule of Investments	8
Consolidated Statement of Assets and Liabilities	28
Consolidated Statement of Operations	29
Consolidated Statements of Changes in Net Assets	30
Consolidated Statement of Cash Flows	32
Consolidated Financial Highlights	34
Notes to Consolidated Financial Statements	36
Report of Independent Registered Public Accounting Firm	49
Approval of Investment Advisory Agreement	50
Additional Information	51
Trustees and Officers	52
Privacy Policy	54

1WS Credit Income Fund	Management Commentary

October 31, 2025 (Unaudited)

The 1WS Credit Income Fund (the “Fund”) is a closed-end interval fund launched in March 2019. As of October 31, 2025, the Fund has gross assets under management of approximately $1.08 billion (approximately $783 million net assets). The Fund is a non-diversified, closed-end investment management company. Its investment objective is to seek attractive risk-adjusted total returns through generating income and capital appreciation by investing primarily in a wide array of predominantly structured credit and securitized debt instruments.

Overview:

The Federal Reserve resumed its rate cutting cycle, now cumulatively cutting policy rates by 50 basis points (bps) through October, as downside risks to employment rise and risks to inflation diminish. While the Federal Reserve’s Summary of Economic Projections released in September signaled an additional 25 bps of policy rate cuts by the end of 2025, many Federal Reserve members expressed a cautious approach moving forward, highlighting a necessity to remain data dependent in making monetary policy decisions. Moreover, in the press conference following the October FOMC decision, Federal Reserve Chair Powell conveyed a hawkish tone, stating that a December interest rate cut is not a foregone conclusion. With the government officially shutting down as of October 1st, it remains to be seen how this will ultimately affect the Fed’s outlook and the broader economy. A prolonged shutdown could also limit access to key economic data.

Going into 2026, macro uncertainty remains elevated. Will corporations continue to absorb the costs associated with tariffs or will they eventually pass it on to the consumer, in turn driving up inflation and potentially affecting personal consumption? If they do continue to absorb the tariff costs, how does that affect their profitability and ultimately their ability to invest in new projects (i.e., drive economic growth) or their ability and willingness to retain employees? How does a prolonged government shutdown affect the Federal Reserve’s ability to remain data dependent? In our view, risk assets appear to be pricing a sublime outcome, as equity markets continue to rally to new highs and high-yield credit spreads remain near all time tights.

We remain optimistic about the investment opportunities available across structured credit. In our view, this uncertainty has led to elevated risk premia across several sectors, creating attractive opportunities for investors with strong underwriting capabilities. Our underwriting process is rooted in thorough, bottom-up security-level analysis and comprehensive stress testing to ensure adequate asset coverage and principal preservation across a range of potential adverse scenarios. We believe this disciplined approach allows us to accurately assess each security’s risk profile and consistently identify the most compelling risk-adjusted return opportunities.

Net Return Performance as of 10/31/25*

	Calendar YTD	Fiscal YTD	5 Year Annualized	ITD (3/4/19) Annualized	ITD (3/4/19)
1WS Credit Income Fund (OWSCX) Class I shares	7.38%	8.76%	9.30%	7.75%	64.50%
1WS Credit Income Fund (OWSAX) Class A-2 shares**	6.82%	8.12%	8.62%	7.04%	57.49%
Bloomberg Barclays U.S. Aggregate Bond Index[1]	6.80%	6.16%	-0.24%	1.89%	13.32%
ICE BofAML U.S. High Yield Index[2]	7.27%	8.03%	5.48%	5.24%	40.62%

Source: Bloomberg, Finance L.P., Bank of America, OWS

Past performance is not indicative of future returns.

*	OWSCX and OWSAX returns are presented net of all fees and expenses, benchmark returns are gross. Please see pp. 5-7 for important risk disclosures and definitions.

**	OWSAX returns prior to May 2021 reflect the performance of Class I shares, adjusted to reflect the distribution and shareholder servicing fees applicable to Class A2 shares. Class A2 shares are subject to a maximum sales load of 3.00% and a maximum deferred sales load of 1.50%, neither of which are reflected in the returns shown above and, if applied, would lower such returns. Class I shares are not subject to an upfront sales load. Gross Annual Expenses for Class I and Class A2 are 3.74% and 4.34%, respectively, which are based on the expenses shown in the Fund’s most recent prospectus, dated February 28, 2025. Actual expenses may differ.

Management Fee under the Advisory Agreement will be calculated at an annual rate of 1.50% of the daily gross assets of the Fund. "Gross Assets" means the total assets of the Fund prior to deducting liabilities. Derivatives will be valued at market value for purposes of determining "Gross Assets" in the calculation of management fees. Because the Management Fee is based on the Fund's daily gross assets, the Fund's use of leverage, if any, will increase the Management Fee paid to the Adviser. For the initial year of the Fund, the Adviser voluntarily agreed to reduce the Management Fee to .75%. For the one year period beginning on March 1, 2020, and continuing through the present, the Adviser has voluntarily agreed to reduce the Management Fee to 1.25% of the Fund’s daily gross assets. The Adviser’s board is under no obligation to continue the fee waiver but may continue to do so.

1, 2 Please refer to the risk disclosures and definitions on pp. 5-7 for a description of the benchmark indices chosen and the risks associated with comparing 1WS Credit Income Fund returns to those of an index. Investors cannot invest directly in an index.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (833) 834-4923 or visiting www.1wscapital.com. Investors cannot invest directly in an index. All performance shown assumes reinvestment of dividends and capital gains distribution in present value. Dividends are not guaranteed and will constitute a return of capital if dividend distributions exceed current-year earnings. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.1WSCapital.com.

Annual Report | October 31, 2025	1

1WS Credit Income Fund	Management Commentary

October 31, 2025 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

The chart above assumes an initial hypothetical investment of $10,000 made in Class I shares of the Fund on March 4, 2019 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or share repurchases. In the absence of fee waivers and reimbursements, which can be necessary to keep expenses at the expense cap, total return would be reduced.

2	www.1wscapital.com

1WS Credit Income Fund	Management Commentary

October 31, 2025 (Unaudited)

Portfolio Composition1 and Net Return Attribution2

Asset Type	Net Return[2] Attribution Calendar YTD
Asset-Backed Securities (ABS)	2.16%
Collateralized Loan Obligations (CLOs)	0.55%
Commercial Mortgage-Backed Securities (CMBS)	0.88%
European ABS & RMBS	2.35%
Residential Mortgage-Backed Securities (RMBS)	1.41%
Other	0.46%
Interest Rate Hedges	-0.43%
Total	7.38%

[1]	The Portfolio composition as of 10/31/25 differs from the portfolio composition for any point prior to such date and is subject to change at any time.
[2]	Net performance data reflects the deduction of all fees and expenses. Net return attribution represents portfolio PnL by sector divided by the Fund’s average net asset value for the period reduced by operating expenses and management fees allocated to the sectors based on the market value of the portfolio for the period. See pages 5-7 for important risk disclosures and definitions.

Given the level of credit spreads generally and ongoing macro uncertainties, we remain cautious with respect to generic market risk exposure. We believe the current market environment benefits specialized credit underwriters who prioritize security selection, risk management, and the identification of unique sources of alpha. Shifts in the macro environment—including changes in economic conditions, the labor market, wages, and inflation—can all impact future performance. As such, we believe it is essential to stress test expected returns under various fundamental scenarios to ensure resilience.

Portfolio Activity:

It remains unclear exactly how the collection of student loan payments will affect the consumer at large—and importantly, those with exposure to debt instruments like unsecured consumer loans and credit cards, which may fall below student loans in the priority of payments. We have already observed a significant effect on credit scores as student loan delinquencies have begun to reappear on credit reports, with borrowers from all credit score segments experiencing delinquencies, according to data compiled by Liberty Street Economics.

Early readings on fundamental performance of the latest 2025-originated unsecured consumer debt ABS are showing that the latest vintages’ delinquencies are trending better than other recent vintages that have exhibited deterioration, like the 2022-2024 cohorts. The same has not been true in subprime auto ABS. To date, early readings of aggregate 2025-originated subprime auto ABS delinquencies are indicating that this vintage is trending in-line with the 2022 vintages, which was the weakest performing of recent vintages. We have generally been finding opportunities in unsecured consumer debt ABS robust, and have been favoring adding exposure versus alternative ABS sectors. Issuance within unsecured consumer debt ABS remains strong, providing opportunities to add new issue exposure. When investing in subprime auto ABS, we tend to favor originators that proactively tightened credit standards in light of deterioration seen in the subprime auto ABS market in 2022 and 2023, focusing on what we would expect to be cleaner loan pools.

Homebuyers started to see signs of reprieve, as 30-year mortgage rates reached levels not seen since the beginning of 2023. 30-year mortgage rates are down ~100 bps through October. While beneficial to the marginal buyer, homeowners remain “locked-in” with mortgages well below the prevailing rate. Approximately 60% of homeowners have a mortgage rate of 4.5% or lower—with ~44% of all homeowners’ mortgages at a rate of 3.5% or lower. Although home prices remain at record highs, home price appreciation (HPA) appears to be moderating. Additionally, existing home supply has witnessed meaningful improvements, with months supply of existing home sales reaching levels not seen since pre COVID. Nevertheless, affordability continues to be strained, with mortgage payments as a percentage of income remaining elevated.

Generally, mortgage credit performance continues to remain stable, with delinquency and foreclosure metrics not exhibiting the signs of stress witnessed in other segments of consumer debt instruments. While delinquencies are off their absolute lows, they still remain well below pre COVID averages. Persistently tight mortgage lending standards paired with solid mortgage credit fundamentals have kept the underlying credit performance stable, while other consumer sectors have shown signs of weakness.

In RMBS, we continue to add exposure in securities backed by residential transitional loans (RTLs) and home equity lines of credit/loans (HELOC/HELOANS). We believe that alternative methods for borrowers to access home equity—rather than traditional mortgage refinancing—will remain a substantial investment opportunity over the intermediate term, given that elevated home prices and persistently high mortgage rates are encouraging homeowners to stay in their homes longer. Additionally, we remain focused on opportunities in the seasoned residential sector, where historical HPA has reduced underlying credit risk. Many seasoned loans and securitizations have already experienced significant credit risk deleveraging, as higher asset values have lowered loan-to-value ratios, strengthened asset coverage, and improved overall credit quality. This deleveraging is expected to enhance cash flow recoveries in legacy pools that have accumulated forbearance losses.

Annual Report | October 31, 2025	3

1WS Credit Income Fund	Management Commentary

October 31, 2025 (Unaudited)

CMBS spreads remain wide relative to comparable unsecured corporate credit. A-rated single-asset single-borrower (SASB) is trading approximately +50 bps wide of BB-rated unsecured corporate credit, compared to the pre-COVID average of roughly -115 bps. We continued to identify what we believe to be attractive opportunities in both the new issue and secondary CMBS markets, including adding exposure in SASB across property types. Although active in new issue, we believe the most compelling relative value lies in seasoned CMBS transactions. We believe that by targeting property-specific and capital structure specific exposures, we seek to apply our differentiated view on cash flow timing or capitalize where the market undervalues outcomes to asset performance or recoveries relative to our position in the capital structure. This strategy often involves in-depth underwriting of stressed, or defaulted properties. Currently, we are identifying such opportunities across property types, including office, retail, hospitality, and multifamily.

The European Commission released proposals for amending regulations pertaining to asset securitization and the Simple Transparent Standardized (STS) framework, and capital requirements for credit institutions, as well as draft amendments on liquidity coverage ratios (LCR) regulation. The proposal aims to revitalize the EU securitization market by creating a more welcoming regulatory environment for both investors and originators. The proposal includes a new classification of securitizations as “resilient”, which, the proposal defines as “senior positions in securitizations which satisfy a set of eligibility criteria that ensure low agency and model risk and a robust loss absorbing capacity for the senior positions”. Ultimately, we expect that securitizations that are both STS and resilient will benefit the most from these proposals. The final implementation is to be seen as the proposals will have to go through a review process by European Commission, European Parliament, and European Council. Morgan Stanley estimates that the implementation of the proposals could result in EU securitization markets growing by ~€250 - €650 billion to ~€1.2 trillion by 2030.

In our non-dollar ABS & RMBS strategies, we have been active in the RPL/NPL sector, where we find the opportunity set continues to be attractive compared to similar investments in the performing Euro RMBS market. As European credits strengthened in the fourth quarter of last year, the RPL/NPL sector did not keep pace with the broader tightening, resulting in what we see as appealing opportunities both on an absolute and relative basis.

We continue to deliberately underweight CLOs to reduce both fundamental credit beta and mark-to-market risk in the portfolio. For some time, we have found the convexity profile of CLOs less attractive relative to other sectors where we invest. In our view, leveraged loan prices have yet to fully reflect the risks posed by persistently high interest expenses and a slowing economic backdrop for companies with floating-rate liabilities. Although the year-over-year growth in interest expense has moderated, it remains elevated on an absolute basis. As a result, we continue to take a more tactical approach to CLO positioning, seeking relative value opportunities within the sector and across the broader corporate credit landscape.

Outlook:

Looking ahead, we anticipate that a return to Federal Reserve policy normalization will broadly support the economy, especially in sectors most affected by elevated floating-rate financing costs. We believe that floating-rate corporate debt, commercial real estate, and even certain segments of consumer debt should benefit. The trajectory and timing of future rate changes will remain subject to debate, given elevated macroeconomic uncertainty, ongoing risks to employment, and the unresolved direction of tariff policy—and the potential impact it may ultimately have on the economy.

The key question is whether investors are receiving sufficient compensation for the risks at hand. Broader equity indices continue to reach new all-time highs, while corporate credit spreads remain at or near historically low levels. In our view, current valuations in both the equity and corporate credit markets reflect an optimistic fundamental outlook with minimal risk premium for potential future uncertainties.

Given current credit spread levels and ongoing macroeconomic uncertainty, we remain cautious regarding broad market risk exposure. In our view, this environment favors specialized credit underwriters who emphasize security selection, robust risk management, and the pursuit of differentiated sources of alpha.

In light of the recent bankruptcy filing of Tricolor, there remains a heightened focused around the state of the consumer—with specific focus on the low-income spectrum. We do not believe it is emblematic of broader credit risk within the subprime auto sector generally. We acknowledge a high degree of fundamental credit bifurcation within the broader consumer sector generally. Aggregate consumer fundamentals remain strong, while lower income families have been stretched by high inflation post-COVID, and are potentially disproportionally exposed to a slowing labor market. As a result, we continue to stress the need for credit underwriting at the security level.

4	www.1wscapital.com

1WS Credit Income Fund	Management Commentary

October 31, 2025 (Unaudited)

Beyond outright spread and yield, we see that structured credit securities can offer compelling risk-adjusted returns compared to traditional, non-amortizing, fixed-maturity instruments such as corporate or sovereign bonds. Within securitized credit, features like amortizing cash flows, principal payment prioritization, excess interest, overcollateralization, and deal-specific performance triggers all shape a security’s risk profile. Notably, risk profiles can evolve over time as the collateral seasons and the structures pay down. In many cases, as deals amortize, the risk profile of an individual security deleverages, resulting in higher credit quality and lower risk. Such deleveraging can materially enhance a security’s expected holding period return and offer protection against general credit spread widening. The benefits of credit deleveraging and spread roll down in structured credit stand in contrast to portfolios of fixed-maturity corporate bonds. The key challenge, in our view, is finding investment opportunities and deal structures that foster ongoing credit improvement and deleveraging over time.

While we are optimistic about the investment opportunities in structured credit markets, we remain mindful of macroeconomic factors that may increase volatility in fixed income, credit, and equity markets. Although we do not foresee a broad deterioration in credit fundamentals, we acknowledge the meaningful risks posed by current economic conditions, tariff uncertainty, and rising downside risks to employment. With risk premia across many credit and equity sectors at what we believe are historic lows, we are not presently inclined to increase overall portfolio risk. Instead, we believe this environment favors specialized credit underwriters who focus on security selection, risk management, and the pursuit of differentiated sources of return. It is important to emphasize that as a dedicated structured credit investment manager, we hedge non-credit risks across our portfolio. For example, we use derivatives to hedge interest rate exposure as well as currency risk arising from non-dollar investment strategies.

Investing in the Fund may be considered speculative and involves a high degree of risk, including the risk of possible substantial loss of your investment.

Prior to investing, Investors should carefully consider the investment objectives, risks, charges and expenses of the 1WS Credit Income Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling (833) 834-4923 or visiting www.1wscapital.com. The prospectus should be read carefully before investing.

Net performance data are pre-tax, fund-level, net of operating expenses, management fees, and any applicable shareholder servicing and distribution fees charged to investors. Actual returns experienced by an investor may vary due to these factors, among others. ITD Net return is a linked monthly return.

1WS Credit Income Fund is distributed by ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with 1WS Capital Advisors, LLC or One William Street Capital Management, L.P.

RISK DISCLOSURES

Past performance is not a guarantee of future results. There is no assurance that the Fund will meet its investment objective.

Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment.

The Fund’s investments may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non-diversified” under the Investment Company Act of 1940 and, thus, changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.

The Fund expects most of its investments to be in securities that are rated below investment grade or would be rated below investment grade if they were rated. Below investment grade instruments or “junk securities” are particularly susceptible to economic downturns compared to higher rated investments. While the Fund may employ hedging techniques to seek to minimize interest rate risk, there can be no assurance that it will engage in such techniques at any given time or that such techniques would be successful. As such, the Fund is subject to interest rate risk and may decline in value as interest rates rise. The Fund may use leverage to achieve its investment objective, which involves risks, including the increased likelihood of net asset value volatility and the increased risk that fluctuations in interest rates on borrowings will reduce the return to investors. In addition to the normal risks associated with investing, investing in international and emerging markets involves risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles or from social, economic or political instability in other nations. The Fund may employ hedging techniques to seek to minimize foreign currency risk.

There can be no assurance that the Fund will engage in such techniques at any given time or that such techniques would be successful. The Fund may invest in derivatives, which, depending on market conditions and the type of derivative, are more volatile than other investments and could magnify the Fund’s gains or losses. An investment in shares should be considered only by investors who can assess and bear the illiquidity and other risks associated with such an investment.

Annual Report | October 31, 2025	5

1WS Credit Income Fund	Management Commentary

October 31, 2025 (Unaudited)

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage-backed and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed income securities present issuer default risk. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Investing in structured finance securities may be affected by a variety of factors, including priority in the capital structure of the issuer thereof, the availability of any credit enhancement, and the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, among others. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for information on these and other risks.

There can be no assurance that the Fund will achieve its investment objective. Many of the Fund’s investments may be considered speculative and subject to increased risk. Neither One William Street Capital Management, L.P. nor 1WS Capital Advisors, LLC has managed a 1940-Act registered product prior to managing the Fund. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations or investment selections will be effective in achieving the Fund’s investment objective or delivering positive returns.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the portfolio manager disclaims any responsibility to update such views. The views expressed in this report reflect the current views of the portfolio manager as of October 31, 2025.

There are limitations when comparing the 1WS Credit Income Fund to indices. Many open-end funds which track these indices offer daily liquidity, while closed-end interval funds offer liquidity on a periodic basis. Deteriorating general market conditions will reduce the value of stock securities. When interest rates rise, the value of bond securities tends to fall. Investing in lower-rated securities involves special risks in addition to the risks associated with investments in investment grade securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/ issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. There is a risk that issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Assets and securities contained within indices are different than the assets and securities contained in the 1WS Credit Income Fund and will therefore have different risk and reward profiles. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. Please see definitions for a description of the investment indexes selected.

6	www.1wscapital.com

1WS Credit Income Fund	Management Commentary

October 31, 2025 (Unaudited)

Definitions

ABS: Asset-Backed Securities are instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and investments in any assets/instruments underlying the foregoing structured/secured obligations.

Basis Points (bps): A basis point is a common unit of measurement for interest rates and credit spreads and is equal to one hundredth of one percent.

CLO: Collateralized Loan Obligations are instruments that represent debt and equity tranches of collateralized loan obligations and collateralized debt obligations.

CMBS: Commercial Mortgage-Backed Securities are fixed income instruments that are secured by mortgage loans on commercial real property.

Credit Risk Transfer (CRT) Securities: CRT securities effectively transfer a portion of the risk associated with credit losses within pools of residential mortgage loans to investors.

Foreign Exchange Rate Hedges: Foreign exchange rate hedges include a variety of different products to help protect against foreign currency exposure within our portfolio. In principle, foreign exchange rate hedging products provide greater certainty over future loan repayments.

Interest Rate Hedges: Interest rate hedges include a variety of different products to help protect against interest rate risk. In principle, interest rate hedging products provide greater certainty over future loan repayments.

Non-Dollar ABS: Non-Dollar Asset-Backed Securities are instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and investments in any assets/instruments underlying the foregoing structured/secured obligations outside of the U.S. Non-Dollar Asset-Backed Securities are denominated in currencies other than the U.S. Dollar.

Residential Transitional Loans (RTL): Mortgage loans, specifically real estate investment loans, that are usually short duration financing for investors pursuing construction, renovation, and other rehabilitation projects on a property.

RMBS: Residential Mortgage-Backed Securities are securities that may be secured by interests in a single residential mortgage loan or a pool of mortgage loans secured by residential property.

Risk Premia: Risk Premia is the investment return an asset is expected to yield in excess of the risk-free rate of return.

SASB: Single Asset Single Borrower (SASB) CMBS transactions involve the securitization of a single loan (SA) or collateralized by a group of assets all owned by the same borrower (SB).

Tranche: Tranches are segments created from a pool of assets - usually debt instruments such as bonds or mortgages - that are divvied up by risk, time to maturity, or other characteristics in order to be marketable to different investors.

Annual Report | October 31, 2025	7

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2025

Description	Rate	Maturity Date(a)	Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES (49.80%)
Residential (35.42%)
ABL, Series 2025-RTL1, Class A2(b)(c)(d)	8.02%	06/25/30		$1,574,000	$1,595,879
ACE Securities Corp. Home Equity Loan Trust, Series 2006-OP2, Class M1(d)(e)	1M CME TERM SOFR + 0.49%	08/25/36		684,603	565,756
AIMS, Series 2007-1, Class B(e)	1M BBSW + 0.57%	07/10/38	A$	655,186	353,555
Alba PLC, Series 2007-1, Class C(d)(e)	SONIA IR + 0.41%	03/17/39		£1,562,864	1,941,049
Alternative Loan Trust, Series 2007-21CB, Class 2A3(e)	1M CME TERM SOFR + 0.61%	09/25/37		$993,082	260,287
Alternative Loan Trust, Series 2007-21CB, Class 2A4(e)(f)	5.49% - 1M CME TERM SOFR	09/25/37		917,923	94,087
Ameriquest Mortgage Securities Trust, Series 2006-R1, Class M4(e)	1M CME TERM SOFR + 0.95%	03/25/36		711,158	883,898
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Ctfs, Series 2005-R5, Class M7(e)	1M CME TERM SOFR + 1.94%	07/25/35		533,178	655,223
Anchor Mortgage Trust, Series 2025-RTL1, Class M1(b)(d)(e)	7.96%	05/25/40		750,000	764,325
Angel Oak Mortgage Trust, Series 2019-6, Class B2(b)(e)	5.04%	11/25/59		846,000	821,974
Angel Oak Mortgage Trust, Series 2025-HB1, Class M1(b)(e)	30D US SOFR + 2.40%	02/25/55		905,000	939,028
Angel Oak Mortgage Trust, Series 2025-HB1, Class M2(b)(e)	30D US SOFR + 2.70%	02/25/55		750,000	780,450
Angel Oak Mortgage Trust, Series 2025-HB1, Class M3(b)(e)	30D US SOFR + 3.05%	02/25/55		1,077,000	1,118,895
Archwest Mortgage Trust, Series 2025-RTL1, Class A2(b)(c)(d)	5.64%	03/25/28		1,430,000	1,433,003
Archwest Mortgage Trust, Series 2025-RTL1, Class M1(b)(d)(e)	6.81%	03/25/28		1,986,000	2,000,299
Argent Securities Trust, Series 2006-W2, Class A2B(e)	1M CME TERM SOFR + 0.49%	03/25/36		1,167,019	640,460
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-W5, Class M1(d)(e)	1M CME TERM SOFR + 0.80%	01/25/36		1,355,377	1,412,845
Asset Backed Securities Corp. Home Equity Loan Trust Series OOMC, Series 2006-HE3, Class M1(e)	1M CME TERM SOFR + 0.56%	03/25/36		635,187	579,037
Atlas Funding PLC, Series 2023-1, Class F(e)	N/A(g)	01/25/61		£402,000	555,210
Atlas Funding PLC, Series 2025-1, Class E(d)(e)	SONIA IR + 4.00%	02/20/30		768,000	1,047,783
Banc of America Funding, Series 2007-5, Class CA8(e)(f)	5.35% - 1M CME TERM SOFR	07/25/37		$2,133,749	173,260
Bear Stearns Mortgage Funding Trust, Series 2006-AR5, Class 2A2(d)(e)	1M CME TERM SOFR + 0.57%	01/25/37		815,073	772,282
Bear Stearns Mortgage Funding Trust, Series 2007-AR4, Class 2A2A(e)	1M CME TERM SOFR + 0.35%	04/25/37		799,259	738,355
Bletchley Park Funding PLC, Series 2024-1, Class E(e)	SONIA IR + 4.12%	07/27/28		£430,000	577,158
Braccan Mortgage Funding 2025-1 PLC, Series 2025-1A, Class X(b)(d)(e)	SONIA IR + 3.93%	02/17/29		778,000	1,030,659
Brants Bridge PLC, Series 2023-1, Class E(e)	SONIA IR + 4.25%	09/14/26		915,000	1,211,790
Brean Asset Backed Securities Trust, Series 2025-RM13, Class A1(b)(d)	4.25%	01/25/30		$775,000	749,115
Carrington Mortgage Loan Trust, Series 2007-FRE1, Class M1(e)	1M CME TERM SOFR + 0.61%	02/25/37		743,883	599,867
Castell PLC, Series 2023-1, Class F(d)(e)	SONIA IR + 8.00%	05/25/55		£527,000	726,396
Castell PLC, Series 2023-1, Class G(d)(e)	N/A(g)	05/25/55		1,014,000	1,401,653
Castell PLC, Series 2023-2, Class F(d)(e)	SONIA IR + 7.85%	11/25/55		821,000	1,153,099
Castell PLC, Series 2023-2, Class G(e)	SONIA IR + 9.90%	11/25/55		407,000	568,693
Castell PLC, Series 2025-1, Class X1(d)(e)	SONIA IR + 4.15%	01/27/29		523,439	693,910
C-BASS, Series 2007-CB4, Class A1B(e)	1M CME TERM SOFR + 0.29%	04/25/37		$1,655,380	785,147

See Notes to Consolidated Financial Statements.

8	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2025

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
CFST Mortgage Trust, Series 2025-RTL1, Class A1(b)(c)(d)	5.88%	04/25/28	$847,000	$848,270
Clavel Residential 4 DAC, Series 2025-1X, Class D(d)(e)	3M EUR L + 2.50%	10/28/66	€2,476,000	2,753,926
Clavel Residential 4 DAC, Series 2025-1X, Class E(d)(e)	3M EUR L + 3.50%	10/28/66	3,299,000	3,513,061
Clavel Residential 4 DAC, Series 2025-1X, Class F(d)(e)	3M EUR L + 4.00%	10/28/66	5,502,000	5,756,928
COLT Mortgage Loan Trust, Series 2022-2, Class B1(b)(d)(e)	3.95%	02/25/67	$1,042,000	881,845
COLT Mortgage Loan Trust, Series 2025-10, Class B1(b)(d)(e)	6.86%	10/25/70	1,442,000	1,448,921
Connecticut Avenue Securities, Series 2021-R02, Class 2B2(b)(e)	30D US SOFR + 6.20%	11/25/41	2,926,000	3,069,667
Connecticut Avenue Securities Trust, Series 2022-R05, Class 2B2(b)(e)	30D US SOFR + 7.00%	04/25/42	1,323,000	1,428,840
Connecticut Avenue Securities Trust, Series 2022-R07, Class 1B2(b)(d)(e)	30D US SOFR + 12.00%	06/25/42	1,982,000	2,303,679
Connecticut Avenue Securities Trust, Series 2023-R02, Class 1B2(b)(e)	30D US SOFR + 7.90%	01/25/43	1,197,000	1,336,810
Connecticut Avenue Securities Trust, Series 2023-R03, Class 2B1(b)(d)(e)	30D US SOFR + 6.35%	04/25/43	626,000	700,557
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1B2(b)(e)	30D US SOFR + 5.90%	07/25/43	687,000	752,883
Connecticut Avenue Securities Trust, Series 2024-R01, Class 1B2(b)(e)	30D US SOFR + 4.00%	01/25/44	1,875,000	1,995,562
Connecticut Avenue Securities Trust, Series 2024-R02, Class 1B2(b)(d)(e)	30D US SOFR + 3.70%	02/25/44	2,655,000	2,801,025
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1A17	5.50%	12/25/35	114,037	98,881
CWABS Asset-Backed Certificates Trust, Series 2004-15, Class MV7(e)	1M CME TERM SOFR + 2.51%	02/25/35	732,568	600,559
CWABS Asset-Backed Certificates Trust, Series 2005-2, Class M6(d)(e)	30D US SOFR + 2.03%	08/25/35	542,784	539,636
CWABS Asset-Backed Certificates Trust 2006-11, Series 2006-12, Class M1(e)	1M CME TERM SOFR + 0.56%	12/25/36	687,576	635,045
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class 2A2(e)	1M CME TERM SOFR + 0.75%	08/25/47	904,277	657,500
Dilosk RMBS No 7 DAC, Series 2023-7, Class F(d)(e)	3M EUR L + 5.00%	02/26/27	€624,000	735,461
Dilosk RMBS No 8 Sts DAC, Series 2024-STS, Class F(e)	9.57%	05/20/62	459,000	559,183
Dilosk RMBS No 8 Sts DAC, Series 2024-STS, Class X(e)	11.92%	05/20/62	283,415	329,500
Dilosk RMBS No 9 DAC, Series 2024-9, Class X2(e)	N/A(g)	01/25/28	496,833	572,468
Domi BV, Series 2021-1, Class E(d)(e)	3M EUR L + 6.50%	06/15/53	704,000	816,690
Domi BV, Series 2024-1, Class X(e)	3M EUR L + 3.98%	09/17/29	235,812	273,749
Dominion Mortgage Trust, Series 2025-RTL1, Class A2(b)(c)	8.02%	09/25/27	$750,000	758,775
Eagle RE, Ltd., Series 2023-1, Class M2(b)(e)	30D US SOFR + 5.20%	09/26/33	1,533,500	1,620,909
East One PLC, Series 2024-1, Class E(e)	SONIA IR + 4.50%	06/27/27	£783,000	1,052,817
Easy Street Mortgage Loan Trust, Series 2025-RTL1, Class A1(b)(c)(d)	6.46%	05/25/40	$1,546,000	1,580,940
Elstree Funding No 5 PLC, Series 2024-5, Class F(e)	SONIA IR + 4.69%	03/21/28	£403,998	544,964
E-MAC Program BV, Series 2007-NL3X, Class D(d)(e)	3M EUR L + 0.50%	07/25/47	€477,158	455,003
Eurohome UK Mortgages 2007 -1 PLC, Series 2007-1, Class B2(e)	SONIA IR + 3.22%	06/15/44	£430,000	552,978
Eurosail 2006-2bl PLC, Series 2006-2X, Class D1C(d)(e)	SONIA IR + 0.92%	12/15/44	1,528,000	1,906,181
Eurosail 2006-3nc PLC, Series 2006-3X, Class D1A(d)(e)	3M EUR L + 0.90%	09/10/44	€1,414,000	1,503,794
Eurosail 2006-4np PLC, Series 2006-4X, Class D1C(d)(e)	SONIA IR + 0.92%	12/10/44	£645,564	797,877
Eurosail-UK 2007-5np PLC, Series 2007-5X, Class B1C(e)	SONIA IR + 2.14%	09/13/45	389,132	474,041
Exmoor Funding PLC, Series 2024-1, Class X(e)	3M EUR L + 5.65%	06/25/28	178,659	236,538
Fieldstone Mortgage Investment Trust, Series 2005-3, Class M2(e)	1M CME TERM SOFR + 0.79%	02/25/36	$1,626,000	547,962
FIGRE Trust, Series 2025-HE1, Class A(b)(d)(e)	5.83%	01/25/55	1,795,957	1,810,684
FIGRE Trust, Series 2025-HE2, Class A(b)(e)	5.78%	03/25/55	21,427,919	21,757,908
FIGRE Trust, Series 2025-HE3, Class E(b)(d)(e)	8.10%	05/25/55	750,000	782,550
FIGRE Trust, Series 2025-PF1, Class A(b)(e)	5.76%	06/25/55	1,117,708	1,136,933
Finance Ireland RMBS NO 7 DAC, Series 2024-7, Class X(e)	3M EUR L + 3.72%	12/24/63	€45,029	51,967
Finsbury Square PLC, Series 2025-1, Class E(d)(e)	SONIA IR + 3.00%	06/16/75	£3,035,000	3,992,319

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2025	9

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2025

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
First Franklin Mortgage Loan Trust, Series 2005-FF12, Class M3(d)(e)	1M CME TERM SOFR + 0.86%	11/25/36	$1,966,644	$1,460,430
First Franklin Mortgage Loan Trust, Series 2006-FFH1, Class M2(e)	1M CME TERM SOFR + 0.71%	01/25/36	552,686	534,724
Freddie Mac STACR REMIC Trust, Series 2020-DNA1, Class B2(b)(e)	30D US SOFR + 5.36%	01/25/50	838,000	934,454
Freddie Mac STACR REMIC Trust, Series 2020-DNA6, Class B2(b)(e)	30D US SOFR + 5.65%	12/25/50	1,789,000	2,074,703
Freddie Mac STACR REMIC Trust, Series 2020-HQA3, Class B2(b)(e)	30D US SOFR + 10.11%	07/25/50	1,806,000	2,405,592
Freddie Mac STACR REMIC Trust, Series 2020-HQA4, Class B2(b)(e)	30D US SOFR + 9.51%	09/25/50	477,000	627,017
Freddie Mac STACR REMIC Trust, Series 2021-DNA1, Class B2(b)(e)	30D US SOFR + 4.75%	01/25/51	1,583,000	1,763,620
Freddie Mac STACR REMIC Trust, Series 2021-DNA2, Class B2(b)(e)	30D US SOFR + 4.91%	02/25/50	2,575,000	2,876,018
Freddie Mac STACR REMIC Trust, Series 2022-HQA1, Class B2(b)(d)(e)	30D US SOFR + 11.00%	03/25/42	4,941,260	5,531,246
Freddie Mac STACR REMIC Trust, Series 2023-DNA1, Class B1(b)(d)(e)	13.47%	03/25/43	2,432,000	2,782,451
Freddie Mac STACR REMIC Trust, Series 2023-DNA2, Class B1(b)(e)	30D US SOFR + 7.60%	04/25/43	1,021,000	1,156,180
Fremont Home Loan Trust, Series 2004-C, Class M3(e)	1M CME TERM SOFR + 1.84%	08/25/34	170	–
FT RMBS Miravet, Series 2023-1, Class E(d)(e)	3M EUR L + 3.00%	11/26/66	€600,000	683,805
FT RMBS Miravet, Series 2023-1, Class F(d)(e)	3M EUR L + 4.00%	11/26/66	600,000	681,799
Fylde Funding PLC, Series 2024-1, Class E(e)	SONIA IR + 4.15%	07/25/52	£741,000	978,625
GS Mortgage-Backed Securities Trust, Series 2025-NQM5, Class B1(b)(e)	6.74%	07/25/65	$1,057,000	1,064,928
GSAA Home Equity Trust, Series 2007-8, Class A4(e)	1M CME TERM SOFR + 1.31%	08/25/37	547,743	299,670
Harben Finance, Series 2022-1RA, Class G(b)(e)	SONIA IR + 4.30%	09/28/26	£391,000	515,924
Hermitage 2024 PLC, Series 2024-1, Class E(e)	SONIA IR + 3.90%	04/21/33	215,974	284,524
Home Equity Mortgage Loan Asset-Backed Trust Series INABS, Series 2005-D, Class M2(e)	1M CME TERM SOFR + 0.82%	03/25/36	$459,102	331,793
Home Equity Mortgage Loan Asset-Backed Trust Series INABS, Series 2006-A, Class M1(e)	1M CME TERM SOFR + 0.71%	03/25/36	785,663	655,008
Home Equity Mortgage Loan Asset-Backed Trust Series INABS, Series 2006-C, Class M1(e)	1M CME TERM SOFR + 0.55%	08/25/36	549,668	645,695
Home RE, Ltd., Series 2023-1, Class M1B(b)(d)(e)	30D US SOFR + 4.60%	10/25/33	546,940	560,833
Homeward Opportunities Fund Trust, Series 2025-RRTL1, Class M1(b)(e)	6.83%	02/25/27	1,393,000	1,409,577
Hops Hill No2 PLC, Series 2022-2, Class E(e)	SONIA IR + 5.25%	11/27/54	£1,072,000	1,425,348
HSI Asset Securitization Corp. Trust, Series 2007-HE1, Class 1A1(e)	1M CME TERM SOFR + 0.25%	01/25/37	$943,587	752,322
ICAP , Series 2025-RTL1, Class A1(b)(c)(d)	6.47%	01/25/28	2,783,000	2,830,589
J.P. Morgan Mortgage Acquisition Corp., Series 2006-FRE2, Class M3(e)	1M CME TERM SOFR + 0.67%	02/25/36	922,849	718,899
J.P. Morgan Mortgage Acquisition Trust, Series 2006-HE2, Class M2(d)(e)	1M CME TERM SOFR + 0.59%	07/25/36	1,145,953	1,175,748
Jeronimo Funding DAC, Series 2025-1, Class D(e)	3M EUR L + 3.00%	10/25/64	€757,000	864,216
Kinbane 2024-RPL 1 DAC, Series 2024-RPL1X, Class D(e)	1M EUR L + 3.25%	01/26/65	557,000	642,629
Kinbane 2024-RPL 1 DAC, Series 2024-RPL1X, Class E(e)	1M EUR L + 4.25%	01/26/65	557,000	647,507
Kinbane 2024-RPL 1 DAC, Series 2024-RPL1X, Class F(e)	1M EUR L + 5.25%	01/26/65	749,000	885,724
Kinbane 2024-Rpl 2 DAC, Series 2024-RPL2X, Class D(d)(e)	1M EUR L + 3.25%	01/24/63	936,000	1,072,020
Kinbane 2024-Rpl 2 DAC, Series 2024-RPL2X, Class E(d)(e)	1M EUR L + 4.25%	01/24/63	1,310,000	1,503,389
Kinbane 2024-Rpl 2 DAC, Series 2024-RPL2X, Class F(d)(e)	1M EUR L + 5.25%	01/24/63	2,806,000	3,208,273
Kinbane 2025-RPL1 DAC, Series 2025-RPL1X, Class D(d)(e)	1M EUR L + 3.00%	06/24/78	1,942,000	2,217,275

See Notes to Consolidated Financial Statements.

10	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2025

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
Kinbane 2025-RPL1 DAC, Series 2025-RPL1X, Class E(d)(e)	1M EUR L + 4.25%	06/24/78	€1,798,000	$2,044,576
Kinbane 2025-RPL1 DAC, Series 2025-RPL1X, Class F(d)(e)	1M EUR L + 5.50%	06/24/78	642,792	728,499
Landmark Mortgage Securities No 3 PLC, Series 2007-3, Class D(d)(e)	SONIA IR + 4.12%	04/17/44	£419,293	559,922
Lansdowne Mortgage Securities No 1 PLC, Series 2006-1, Class M2(d)(e)	3M EUR L + 0.84%	06/15/45	€500,000	407,529
Lehman Mortgage Trust, Series 2006-9, Class 1A5(d)(e)	1M CME TERM SOFR + 0.71%	01/25/37	$659,963	336,383
Lehman Mortgage Trust, Series 2007-5, Class 6A1(e)	1M CME TERM SOFR + 0.43%	10/25/36	3,274,330	1,224,927
LHOME Mortgage Trust, Series 2024-RTL4, Class M1(b)(e)	7.79%	01/25/27	500,000	506,500
LHOME Mortgage Trust, Series 2024-RTL5, Class M1(b)(e)	6.82%	09/25/39	500,000	504,350
LHOME Mortgage Trust, Series 2025-RTL1, Class M1(b)(e)	7.02%	01/25/40	760,000	769,120
LHOME Mortgage Trust, Series 2025-RTL2, Class M1(b)(e)	7.70%	04/25/40	750,000	760,800
LHOME Mortgage Trust, Series 2025-RTL3, Class M1(b)(d)(e)	6.89%	08/25/40	750,000	756,300
London Bridge Mortgages PLC, Series 2025-1, Class F(d)(e)	SONIA IR + 4.38%	04/20/30	£1,231,000	1,625,436
Long Beach Mortgage Loan Trust, Series 2006-10, Class 2A3(e)	1M CME TERM SOFR + 0.43%	11/25/36	$2,855,291	871,435
Long Beach Mortgage Loan Trust, Series 2006-10, Class 2A4(e)	1M CME TERM SOFR + 0.55%	11/25/36	2,472,861	750,019
Merrion Square Residential 2024-1 DAC, Series 2024-1X, Class D(e)	1M EUR L + 3.25%	06/24/27	€475,000	545,834
Merrion Square Residential 2024-1 DAC, Series 2024-1X, Class E(e)	1M EUR L + 4.25%	06/24/27	811,000	931,378
MFA , Series 2024-RTL3, Class A2(b)(c)	6.54%	05/25/28	$752,000	762,603
Miravet 2025-1 DAC, Series 2025-1X, Class C(d)(e)	3M EUR L + 2.00%	03/28/28	€2,109,000	2,384,373
Miravet 2025-1 DAC, Series 2025-1X, Class D(d)(e)	3M EUR L + 2.50%	03/28/28	1,535,000	1,727,820
Miravet 2025-1 DAC, Series 2025-1X, Class E(d)(e)	3M EUR L + 3.50%	03/28/28	1,147,000	1,270,329
Miravet 2025-1 DAC, Series 2025-1X, Class F(d)(e)	3M EUR L + 4.00%	03/28/28	1,301,000	1,413,752
Molossus Btl PLC, Series 2024-1, Class F(e)	SONIA IR + 4.93%	04/18/61	£399,000	530,989
Molossus Btl PLC, Series 2024-1, Class X(e)	SONIA IR + 4.83%	04/18/61	185,166	247,391
Morgan Stanley Home Equity Loan Trust, Series 2006-2, Class M2(e)	1M CME TERM SOFR + 0.65%	02/25/36	$846,256	820,530
Morgan Stanley Residential Mortgage Loan Trust, Series 2025-NQM8, Class B1(b)(d)(e)	6.21%	10/25/29	2,255,000	2,228,391
Morgan Stanley Residential Mortgage Loan Trust, Series 2025-NQM8, Class B2(b)(d)(e)	6.99%	10/25/29	2,118,000	2,079,241
Mortimer 2024-Mix PLC, Series 2024-MIX, Class E(e)	SONIA IR + 5.92%	06/22/28	£815,000	1,133,215
Mortimer 2024-Mix PLC, Series 2024-MIX, Class X(e)	SONIA IR + 3.73%	06/22/28	376,357	497,888
Mulcair Securities, Series 2025-4, Class D(e)	3M EUR L + 2.00%	07/24/28	€722,000	793,059
Nationstar Home Equity Loan Trust, Series 2007-B, Class M2(e)	1M CME TERM SOFR + 0.58%	04/25/37	$1,275,876	1,308,411
Newgate Funding PLC, Series 2006-3X, Class CB(d)(e)	3M EUR L + 0.45%	12/01/50	€2,237,012	2,384,225
Newgate Funding PLC, Series 2007-1X, Class DB(e)	3M EUR L + 0.75%	12/01/50	539,307	522,657
Newgate Funding PLC, Series 2007-2X, Class E(e)	SONIA IR + 3.87%	12/15/50	£419,190	525,749
NYMT 2024-BPL2 M	8.41%	05/25/39	$3,750,000	3,840,000
NYMT Loan Trust, Series 2025-CP1, Class A2(b)(d)(e)	3.75%	11/25/69	1,048,000	979,880
NYMT Loan Trust, Series 2025-CP1, Class M1(b)(d)(e)	3.75%	11/25/69	834,000	773,368
NYMT Loan Trust, Series 2025-CP1, Class M2A(b)(d)(e)	3.75%	11/25/69	1,326,000	1,207,058
NYMT Loan Trust, Series 2024-BPL3, Class M1(b)(d)(e)	6.90%	09/25/39	1,644,000	1,645,315
Ownit Mortgage Loan Trust, Series 2005-4, Class M1(d)(e)	1M CME TERM SOFR + 0.94%	08/25/36	840,692	786,299

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2025	11

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2025

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WCW, Series 2005-WCW2, Class M5(e)	1M CME TERM SOFR + 1.13%	07/25/35	$819,571	$877,843
Point Securitization Trust, Series 2025-1, Class A1(b)(d)	6.25%	05/25/28	1,439,379	1,451,470
Point Securitization Trust, Series 2025-2, Class A1(b)(c)(d)	5.75%	10/25/28	7,410,000	7,393,698
Point Securitization Trust, Series 2025-2, Class A2(b)(c)(d)	7.00%	10/25/28	2,223,000	2,227,001
Polaris PLC, Series 2022-1, Class E(e)	SONIA IR + 3.40%	10/23/59	£553,000	727,867
Polaris PLC, Series 2023-1, Class F(d)(e)	SONIA IR + 8.25%	02/23/61	1,499,000	2,037,801
Polaris PLC, Series 2023-2, Class F(e)	SONIA IR + 8.75%	02/27/27	403,000	559,979
Polaris PLC, Series 2024-1, Class F(e)	SONIA IR + 5.65%	02/26/28	395,000	538,328
Polaris PLC, Series 2025-1, Class X(d)(e)	SONIA IR + 3.68%	02/26/68	1,590,863	2,105,831
Polaris PLC, Series 2025-2, Class X1(d)(e)	SONIA IR + 3.45%	08/25/68	5,878,616	7,783,090
Polaris PLC, Series 2025-3, Class X1(e)	SONIA IR + 3.59%	09/27/29	4,166,000	5,480,614
Popular ABS Mortgage Pass-Through Trust, Series 2005-5, Class MF1(c)	3.44%	11/25/35	$404,834	301,642
Popular ABS Mortgage Pass-Through Trust, Series 2005-D, Class M1(c)(d)	3.51%	01/25/36	371,841	339,008
PRET LLC, Series 2025-NPL3, Class A1(b)(c)	6.71%	04/25/28	2,503,071	2,522,095
PRPM LLC, Series 2025-2, Class A1(b)(c)	6.47%	05/25/30	1,234,322	1,236,914
Radnor Re, Ltd., Series 2024-1, Class B1(b)(e)	30D US SOFR + 5.15%	09/25/34	150,000	156,045
Radnor Re, Ltd., Series 2024-1, Class M1B(b)(e)	30D US SOFR + 2.90%	09/25/34	1,750,000	1,761,725
Radnor Re, Ltd., Series 2024-1, Class M1C(b)(e)	30D US SOFR + 3.50%	09/25/34	500,000	506,800
RALI, Series 2007-QS9, Class A33	6.50%	07/25/37	3,938,954	3,317,387
Residential Accredit Loans, Inc., Series 2006-Q05, Class 1A2(d)(e)	1M CME TERM SOFR + 0.49%	05/25/46	832,454	860,924
Residential Accredit Loans, Inc., Series 2006-QS9, Class 1A16(d)(e)	1M CME TERM SOFR + 0.76%	07/25/36	329,455	234,868
Residential Accredit Loans, Inc., Series 2006-QS9, Class 1A5(d)(e)	1M CME TERM SOFR + 0.81%	07/25/36	485,707	349,612
Residential Asset Securitization Trust, Series 2005-A15, Class 2A10(e)	1M CME TERM SOFR + 0.56%	02/25/36	1,382,549	385,870
RMAC Securities No 1 PLC, Series 2006-NS4X, Class B1C(e)	3M EUR L + 0.85%	06/12/44	€391,407	428,306
Roc Mortgage Trust, Series 2024-RTL1, Class M1(b)(e)	7.28%	04/25/27	$1,046,500	1,058,535
Rochester Financing No 3 PLC, Series 2021-3, Class E(e)	SONIA IR + 2.50%	12/18/44	£404,000	529,574
Rochester Financing No 3 PLC, Series 2021-3, Class F(e)	SONIA IR + 2.50%	12/18/44	412,000	539,141
Saluds Grade Alternative Mortgage Trust, Series 2025-RRTL1, Class M1(b)(d)(e)	6.92%	10/25/40	$1,790,000	1,802,172
Shamrock Residential 2024-1 DAC, Series 2024-1A, Class E(b)(d)(e)	1M EUR L + 4.25%	01/24/28	€712,000	809,889
SMI Equity Release 2018-1 DAC, Series 2023-1, Class BRR(e)	3M EUR L + 5.00%	06/20/45	500,000	548,807
Soundview Home Loan Trust, Series 2005-OPT4, Class M2(d)(e)	1M CME TERM SOFR + 0.94%	12/25/35	$1,775,259	1,649,748
Soundview Home Loan Trust, Series 2006-OPT2, Class M1(e)	1M CME TERM SOFR + 0.56%	05/25/36	629,818	546,178
Soundview Home Loan Trust, Series 2007-OPT1, Class 2A3(e)	1M CME TERM SOFR + 0.32%	06/25/37	1,712,017	1,236,247
Stratton Mortgage Funding 2024-1 PLC, Series 2024-1A, Class F(b)(e)	SONIA IR + 5.00%	06/20/60	£465,000	611,123
Stratton Mortgage Funding 2024-2 PLC, Series 2024-2X, Class E(e)	SONIA IR + 3.75%	06/28/50	400,000	525,750
Stratton Mortgage Funding PLC, Series 2024-3, Class E(d)(e)	SONIA IR + 3.75%	06/25/49	395,000	519,438
Stratton Mortgage Funding PLC, Series 2024-3, Class F(e)	SONIA IR + 4.75%	06/25/49	396,000	519,556
Structured Asset Investment Loan Trust, Series 2005-8, Class M2(e)	1M CME TERM SOFR + 0.86%	10/25/35	$1,667,919	1,444,084

See Notes to Consolidated Financial Statements.

12	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2025

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Investment Loan Trust, Series 2005-9, Class M2(d)(e)	1M CME TERM SOFR + 0.79%	11/25/35	$1,352,557	$1,261,936
Structured Asset Investment Loan Trust, Series 2006-BNC3, Class A4(d)(e)	1M CME TERM SOFR + 0.42%	09/25/36	1,907,568	1,110,014
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-W1, Class M1(b)(e)	1M CME TERM SOFR + 0.41%	08/25/46	2,117,988	2,191,906
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC6, Class M1(e)	1M CME TERM SOFR + 0.38%	01/25/37	591,684	552,160
SYON, Series 2020-2, Class E	6.27%	12/17/27	£729,992	977,994
Together Asset Backed Securitisation 2024-2nd1 PLC, Series 2024-2ND1A, Class E(b)(d)(e)	SONIA IR + 4.73%	01/20/28	2,009,000	2,735,867
Towd Point Mortgage Funding 2024 - Granite 6 PLC, Series 2024-GR6X, Class E(e)	SONIA IR + 3.50%	01/20/27	833,000	1,099,362
Towd Point Mortgage Funding 2024 - Granite 6 PLC, Series 2024-GR6X, Class F(e)	SONIA IR + 4.50%	01/20/27	556,000	734,591
Towd Point Mortgage Trust, Series 2018-2, Class B4(b)(d)(e)	3.70%	03/25/58	$3,285,550	2,289,043
Triangle Re, Ltd., Series 2021-2, Class B1(b)(e)	1M CME TERM SOFR + 7.61%	10/25/33	469,000	489,495
Triangle Re, Ltd., Series 2021-3, Class B1(b)(e)	30D US SOFR + 4.95%	02/25/34	591,600	605,207
Triangle Re, Ltd., Series 2023-1, Class M1B(b)(d)(e)	30D US SOFR + 5.25%	11/25/33	1,015,000	1,056,717
TVC Mortgage Trust, Series 2025-RRTL1, Class A2(b)(c)	6.68%	04/25/40	1,005,000	1,016,558
TVC Mortgage Trust, Series 2025-RRTL1, Class M1(b)(c)	7.65%	04/25/40	750,000	758,325
Twin Bridges PLC, Series 2022-1, Class X2(e)	SONIA IR + 5.00%	12/01/55	£44,917	59,410
Twin Bridges PLC, Series 2022-2, Class E(e)	SONIA IR + 5.50%	06/12/55	241,000	317,904
Uropa Securities PLC, Series 2007-1, Class B1A(d)(e)	SONIA IR + 1.47%	10/10/40	531,032	644,043
Uropa Securities PLC, Series 2007-1, Class B1B(d)(e)	3M EUR L + 1.35%	10/10/40	€514,921	544,417
Uropa Securities PLC, Series 2007-1, Class B2A(e)	SONIA IR + 4.12%	10/10/40	£433,748	537,169
Vecht Residential B.V., Series 2023-1, Class X2(d)(e)	3M EUR L + 5.80%	05/22/28	€635,000	882,115
VNTV 2025-RTL1 A2(b)(c)(d)	8.01%	03/25/30	$750,000	758,700
Vontive Mortgage Trust, Series 2025-RTL1, Class A1(b)(c)	6.51%	03/25/27	1,794,000	1,824,139
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1C(e)	12M US FED + 1.00%	02/25/46	208,809	312,859
Washington Mutual Asset-Backed Certificates WMABS, Series 2006-HE2, Class A3(e)	1M CME TERM SOFR + 0.41%	05/25/36	932,288	741,355
Total Residential Mortgage Backed Securities				$277,414,565

Commercial (14.38%)
20 Times Square Trust, Series 2018-20TS, Class E(b)(e)	3.10%	05/15/35	2,000,000	1,881,000
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class B(b)(e)	1M CME TERM SOFR + 1.56%	09/15/38	3,207,000	3,083,851
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class C(b)(e)	1M CME TERM SOFR + 2.11%	09/15/38	2,461,000	2,334,505
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class D(b)(e)	1M CME TERM SOFR + 2.86%	09/15/38	667,000	607,970
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class E(b)(d)(e)	1M CME TERM SOFR + 3.86%	09/15/38	2,508,000	2,254,943
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class F(b)(e)	1M CME TERM SOFR + 5.11%	09/15/38	2,500,000	1,970,500
BBCMS Mortgage Trust, Series 2021-AGW, Class A(b)(e)	1M CME TERM SOFR + 1.36%	06/15/36	1,560,000	1,518,816

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2025	13

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2025

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
BBCMS Mortgage Trust, Series 2021-AGW, Class E(b)(d)(e)	1M CME TERM SOFR + 3.26%	06/15/26	$2,243,000	$2,110,887
BBCMS Mortgage Trust, Series 2021-AGW, Class F(b)(d)(e)	1M CME TERM SOFR + 4.11%	06/15/36	1,361,000	1,195,911
BBSG Mortgage Trust, Series 2016-MRP, Class A(b)	3.28%	06/05/26	2,000,000	1,830,600
BPR Trust, Series 2021-WILL, Class C(b)(d)(e)	1M CME TERM SOFR + 4.11%	06/15/38	500,000	501,250
BPR Trust, Series 2021-WILL, Class E(b)(e)	1M CME TERM SOFR + 6.86%	06/15/38	500,000	501,250
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class E(b)	3.30%	10/10/47	564,000	102,761
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class E(b)(e)	5.10%	05/10/49	1,364,000	1,328,127
COMM Mortgage Trust, Series 2014-CR18, Class E(b)	3.60%	07/15/47	867,185	818,015
COMM Mortgage Trust, Series 2019-521F, Class A(b)(e)	1M CME TERM SOFR + 1.05%	06/15/34	2,150,000	2,087,650
COMM Mortgage Trust, Series 2021-2400, Class B(b)(e)	1M CME TERM SOFR + 1.86%	12/15/38	3,304,000	3,283,846
CSMC, Series 2020-FACT, Class B(b)(e)	1M CME TERM SOFR + 2.61%	10/15/37	1,000,000	978,700
CSMC, Series 2020-FACT, Class D(b)(d)(e)	1M CME TERM SOFR + 3.82%	10/15/37	1,159,000	1,106,149
CSMC Trust, Series 2017-PFHP, Class D(b)(d)(e)	1M CME TERM SOFR + 2.30%	12/15/30	734,000	690,253
DBWF Mortgage Trust, Series 2024-LCRS, Class E(b)(d)(e)	1M CME TERM SOFR + 4.19%	04/15/29	2,000,000	2,001,200
GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class G(b)(e)	1M CME TERM SOFR + 4.11%	12/15/36	773,672	724,621
GS Mortgage Securities Corp. Trust, Series 2021-ROSS, Class A(b)(d)(e)	1M CME TERM SOFR + 1.41%	05/15/26	538,000	510,293
GS Mortgage Securities Corp. Trust, Series 2021-ROSS, Class B(b)(e)	1M CME TERM SOFR + 1.86%	05/15/26	1,000,000	908,200
GS Mortgage Securities Corp. Trust, Series 2021-ROSS, Class C(b)(e)	1M CME TERM SOFR + 2.11%	05/15/26	567,000	499,074
HYT Commercial Mortgage Trust, Series 2024-RGCY, Class E(b)(d)(e)	1M CME TERM SOFR + 4.19%	09/15/26	15,054,000	15,111,205
HYT Commercial Mortgage Trust, Series 2024-RGCY, Class F(b)(d)(e)	1M CME TERM SOFR + 5.09%	09/15/26	2,303,000	2,311,521
ILPT Commercial Mortgage Trust, Series 2025-LPF2, Class E(b)(d)(e)	8.20%	07/13/30	4,239,000	4,386,517
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2017-FL11, Class E(b)(e)	PRIME + 0.96%	10/15/32	124,980	123,743
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class A(b)(e)	1M CME TERM SOFR + 1.61%	09/15/29	579,351	568,343
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class C(b)(e)	1M CME TERM SOFR + 2.21%	09/15/29	135,000	128,398
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class D(b)(e)	1M CME TERM SOFR + 2.46%	09/15/29	1,000,000	914,600
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class E(b)	3.50%	11/15/45	1,000,000	715,000
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class F(b)	3.59%	11/15/45	1,098,000	176,778

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2025

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
JW Trust, Series 2024-BERY, Class E(b)(e)	1M CME TERM SOFR + 3.54%	11/15/39	$1,500,000	$1,503,150
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class E(b)(e)	4.52%	10/15/48	2,660,000	2,451,988
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class G(b)(d)(e)	4.52%	10/15/48	1,449,060	1,117,515
Morgan Stanley Capital I Trust, Series 2017-ASHF, Class E(b)(e)	1M CME TERM SOFR + 3.32%	11/15/34	580,000	556,568
Morgan Stanley Capital I Trust, Series 2018-H3, Class D(b)	3.00%	07/15/51	1,000,000	872,100
Natixis Commercial Mortgage Securities Trust, Series 2019-FAME, Class C(b)(e)	4.25%	08/15/36	946,000	826,899
Natixis Commercial Mortgage Securities Trust, Series 2022-JERI, Class A(b)(e)	1M CME TERM SOFR + 1.40%	01/15/39	2,084,266	1,915,232
PRM7 Trust, Series 2025-PRM7, Class F(b)(d)(e)	8.12%	11/10/42	7,330,000	7,207,589
SMR Mortgage Trust, Series 2022-IND, Class E(b)(d)(e)	1M CME TERM SOFR + 5.00%	02/15/39	10,530,287	10,562,930
SMRT, Series 2022-MINI, Class E(b)(d)(e)	1M CME TERM SOFR + 2.70%	01/15/39	5,740,000	5,713,596
SMRT, Series 2022-MINI, Class F(b)(d)(e)	1M CME TERM SOFR + 3.35%	01/15/39	1,000,000	988,100
VCP Tyler Pref, LLC(h)	13.50%	12/29/25	2,267,737	2,267,737
Velocity Commercial Capital Loan Trust, Series 2021-3, Class A(b)(d)(e)	1.96%	06/25/28	896,836	772,265
Velocity Commercial Capital Loan Trust, Series 2024-2, Class M4(b)(d)(e)	10.71%	04/25/54	512,639	526,173
Velocity Commercial Capital Loan Trust, Series 2024-6, Class M3(b)(e)	6.92%	06/25/34	743,861	746,390
Velocity Commercial Capital Loan Trust, Series 2025-1, Class A(b)(e)	6.03%	07/25/32	7,254,717	7,361,361
Velocity Commercial Capital Loan Trust, Series 2025-1, Class M1(b)(d)(e)	6.68%	02/25/55	749,041	761,550
Velocity Commercial Capital Loan Trust, Series 2025-3, Class A(b)(d)(e)	5.87%	06/25/55	2,555,187	2,584,827
Velocity Commercial Capital Loan Trust, Series 2025-4, Class A(b)(d)(e)	5.19%	02/25/33	2,638,388	2,637,596
Wilmot Plaza Mezz Loan, Class F(h)	11.15%	10/01/31	2,000,000	2,000,000
Total Commercial Mortgage Backed Securities				$112,640,043

TOTAL MORTGAGE-BACKED SECURITIES (Cost $380,653,033)				$390,054,608

ASSET-BACKED SECURITIES (40.44%)

Automobile (16.84%)
ACC Trust, Series 2022-1, Class C(b)	3.24%	10/20/52	$892,201	$187,184
ACM Auto Trust 2024-2, Series 2024-2A, Class B(b)	9.21%	04/20/26	500,000	493,700
ACM Auto Trust 2025-1, Series 2025-1A, Class B(b)	7.87%	11/20/31	750,000	746,625
Ares Lusitani-STC SA / Pelican Finance 2, Series 2021-2, Class E(e)	6.40%	01/25/35	€87,252	98,082
Arivo Acceptance Auto Loan Receivables Trust 2024-1, Series 2024-1A, Class D(b)	12.55%	01/15/28	$1,792,000	2,027,469
Arivo Acceptance Auto Loan Receivables Trust 2025-1, Series 2025-1A, Class E(b)(d)	7.30%	07/15/29	795,000	770,116
Asset-Backed European Securitisation Transaction Twenty-Three Sarl, Series 2024-23, Class M(e)	1M EUR L + 6.20%	03/21/34	€915,293	1,080,579
Auto ABS Spanish Loans Fondo Titulizacion, Series 2022-1, Class D(e)	1M EUR L + 4.25%	02/28/32	193,956	226,276
Auto ABS Spanish Loans FT, Series 2024-1, Class D(e)	1M EUR L + 2.90%	09/28/38	1,311,020	1,517,401
Auto ABS Spanish Loans FT, Series 2024-1, Class E(e)	1M EUR L + 4.00%	09/28/38	376,016	431,308

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2025	15

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2025

Description	Rate	Maturity Date(a)	Principal Amount		Fair Value
ASSET-BACKED SECURITIES (continued)
AutoFlorence 2 Srl, Series 2021-2, Class F	5.00%	12/24/44		€18,248	$20,677
Autonoria Spain 2021 FT, Series 2021-SP, Class G(e)	5.25%	01/31/39		147,992	167,008
Autonoria Spain 2022 FT, Series 2022-SP, Class G(e)	1M EUR L + 12.00%	01/31/40		1,365,287	1,666,269
Autonoria Spain 2023 FT, Series 2023-SP, Class F(e)	1M EUR L + 6.90%	09/30/41		541,768	658,143
Autonoria Spain 2025 FT, Series 2025-SP, Class F(d)(e)	1M EUR L + 3.76%	04/30/43		3,400,000	3,953,643
Autonoria Spain 2025 FT, Series 2025-SP, Class G(d)(e)	1M EUR L + 5.38%	04/30/43		800,000	925,568
Bbva Consumer Auto Fondo De Titulizacion, Series 2022-1, Class E(e)	3M EUR L + 8.00%	02/17/36		299,860	361,854
Bbva Consumer Auto FT, Series 2024-1, Class D(e)	3M EUR L + 5.40%	04/21/37		314,891	376,545
Bbva Consumer Auto FT, Series 2024-1, Class E(e)	3M EUR L + 8.20%	04/21/37		1,322,542	1,595,965
Bbva Consumer Auto FT, Series 2024-1, Class Z(e)	3M EUR L + 7.90%	04/21/37		517,849	607,067
Cardiff Auto Receivables Securitisation PLC, Series 2024-1, Class E(e)	SONIA IR + 4.25%	08/20/31		£1,976,000	2,624,206
Carvana Auto Receivables Trust, Series 2023-N1, Class E(b)	10.46%	03/10/28		$3,645,000	3,942,432
Carvana Auto Receivables Trust, Series 2023-N4, Class E(b)(d)	9.56%	10/10/30		2,107,000	2,239,952
Carvana Auto Receivables Trust, Series 2024-N3, Class E(b)(d)	7.66%	09/10/29		1,250,000	1,248,750
Carvana Auto Receivables Trust, Series 2024-P4, Class R(b)(h)	N/A(g)	06/10/30		2,000	866,939
Carvana Auto Receivables Trust, Series 2025-P1, Class R(b)(h)	N/A(g)	03/10/33		1,400	781,615
Consumer Portfolio Services Auto Trust, Series 2025-A, Class E(b)	7.65%	03/15/29		1,000,000	1,022,600
Dowson PLC, Series 2024-1, Class E(e)	SONIA IR + 3.95%	08/20/31		£577,000	760,138
Dowson PLC, Series 2024-1, Class F(d)(e)	SONIA IR + 6.95%	08/20/31		1,381,000	1,833,841
ECARAT DE, Series 2024-1, Class F(e)	1M EUR L + 4.67%	11/25/35		€355,013	413,477
ECARAT DE SA Compartment, Series 2025-2, Class F(d)(e)	1M EUR L + 4.46%	02/25/37		2,100,000	2,422,839
ECARAT DE SA Compartment Lease, Series 2025-1, Class E(d)(e)	1M EUR L + 3.20%	05/25/34		7,700,000	8,925,445
ECARAT DE SA Compartment Lease, Series 2025-1, Class F(d)(e)	1M EUR L + 4.50%	05/25/34		3,300,000	3,883,753
Exeter Automobile Receivables Trust, Series 2025-3A, Class E(b)(d)	7.52%	02/15/30		$2,157,000	2,185,688
Exeter Automobile Receivables Trust 2022-3, Series 2022-3A, Class E(b)	9.09%	02/16/27		1,396,000	1,436,065
Exeter Automobile Receivables Trust 2022-4, Series 2022-4A, Class E(b)(d)	8.23%	03/15/30		4,603,000	4,701,044
Exeter Automobile Receivables Trust 2022-5, Series 2022-5A, Class E(b)	10.45%	04/15/30		1,989,000	2,102,771
Exeter Automobile Receivables Trust 2022-6, Series 2022-6A, Class E(b)(d)	11.61%	06/17/30		2,611,000	2,848,340
Exeter Automobile Receivables Trust 2024-2, Series 2024-2A, Class E(b)	7.98%	10/15/31		1,783,000	1,887,662
Exeter Automobile Receivables Trust 2025-1, Series 2025-1A, Class E(b)	7.48%	09/15/29		1,558,000	1,600,378
FCT Autonoria DE 2023, Series 2023-DE, Class F(d)(e)	1M EUR L + 7.50%	01/26/43		€192,411	233,853
FCT Autonoria DE 2023, Series 2023-DE, Class G(d)(e)	1M EUR L + 10.50%	01/26/43		191,802	234,771
FinBe USA Trust 2025-1, Series 2025-1A, Class C(b)(d)	8.74%	06/15/28		$6,185,000	6,306,844
Flagship Credit Auto Trust, Series 2021-1, Class R(b)(h)	N/A(g)	04/17/28		2,740	106,636
Flagship Credit Auto Trust, Series 2022-2, Class E(b)	8.20%	06/15/29		926,000	190,478
Flagship Credit Auto Trust, Series 2022-4, Class E(b)	12.66%	01/15/30		1,879,000	1,632,475
Flagship Credit Auto Trust, Series 2023-3, Class E(b)	9.74%	06/17/30		1,000,000	910,700
Fondo de Titulizacion Santander Consumo 9, Series 2025-9, Class E(d)(e)	3M EUR L + 4.55%	10/25/40		€3,200,000	3,709,645
FTA Santander Consumer Spain Auto, Series 2022-1, Class E(e)	3M EUR L + 12.00%	09/20/38		246,501	295,361
FTA Santander Consumer Spain Auto, Series 2023-1, Class E(e)	3M EUR L + 7.25%	09/22/39		1,339,761	1,648,239
GLS Auto Receivables Issuer Trust 2025-1, Series 2025-1A, Class E(b)	7.19%	03/15/32		$2,200,000	2,239,160
Golden Bar Securitisation Srl, Series 2021-1, Class E(d)	2.75%	09/22/41		€126,598	143,448
Golden Bar Securitisation Srl, Series 2023-2, Class D(d)(e)	3M EUR L + 5.70%	09/22/43		1,139,379	1,359,180
Golden Bar Securitisation Srl, Series 2023-2, Class E(d)(e)	3M EUR L + 8.50%	09/22/43		1,324,633	1,612,379
GRDN 2024-1 B	4.49%	12/31/49	SEK	24,731,820	2,625,641
Merchants Fleet Funding LLC, Series 2024-1A, Class E(b)	9.35%	01/20/28		$1,000,000	1,012,600
Octane Receivables Trust 2024-2, Series 2024-2A, Class E(b)	9.04%	07/20/32		750,000	787,125

See Notes to Consolidated Financial Statements.

16	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2025

Description	Rate	Maturity Date(a)	Principal Amount		Fair Value
ASSET-BACKED SECURITIES (continued)
Pony SA, Series 2024-1, Class E(e)	1M EUR L + 3.75%	08/14/28		€473,815	$555,064
Pony SA Compartment German Auto Loans, Series 2023-1, Class F(d)(e)	1M EUR L + 7.19%	08/14/28		899,175	1,092,118
Prestige Auto Receivables Trust 2025-1, Series 2025-1A, Class E(b)	8.45%	05/15/29		$888,000	904,162
Red & Black Auto Germany 9 UG, Series 2022-9, Class D(e)	1M EUR L + 5.60%	09/15/31		€215,879	254,664
Research-Driven Pagaya Motor Asset Trust 2023-3, Series 2023-3A, Class C(b)	9.00%	01/26/32		$549,803	549,748
Research-Driven Pagaya Motor Asset Trust 2023-4, Series 2023-4A, Class C(b)(d)	9.00%	01/25/27		549,236	548,742
Research-Driven Pagaya Motor Asset Trust 2023-4, Series 2024-3A, Class D(b)(d)	9.04%	03/25/33		3,160,000	3,159,368
Research-Driven Pagaya Motor Asset Trust 2025-1, Series 2025-1A, Class D(b)	10.18%	02/25/27		1,357,000	1,368,806
Research-Driven Pagaya Motor Asset Trust 2025-1, Series 2025-1A, Class E(b)	12.00%	03/25/26		530,000	503,235
Research-Driven Pagaya Motor Asset Trust 2025-3, Series 2025-3A, Class E(b)(d)	11.09%	02/27/34		5,182,000	5,249,366
Research-Driven Pagaya Motor Asset Trust 2025-3, Series 2025-3A, Class F(b)(d)	12.00%	02/27/34		5,000,000	4,769,000
Research-Driven Pagaya Motor Asset Trust 2025-4, Series 2025-4A, Class E(b)(d)	10.74%	07/25/27		3,035,000	3,106,626
Research-Driven Pagaya Motor Asset Trust VII, Series 2022-3A, Class C(b)	10.04%	11/25/30		2,046,336	2,128,394
Research-Driven Pagaya Motor Trust 2025-5, Series 2025-5A, Class CERT(b)(h)	N/A(g)	06/26/34		3,097,000	4,814,823
SAFCO Auto Receivables Trust 2024-1, Series 2024-1A, Class E(b)	10.85%	01/18/30		500,000	520,500
Santander Consumer Finance SA/NOMA, Series 2023-1, Class B(e)	12.37%	10/31/33	DKK	6,803,617	1,064,978
Satus PLC, Series 2024-1, Class D(e)	SONIA IR + 3.30%	04/19/27		£739,000	959,672
SCF Rahoituspalvelut X DAC, Series 2021-10, Class D	5.35%	10/25/31		€92,956	104,247
SCF Rahoituspalvelut XIII DAC, Series 2024-13, Class E(e)	1M EUR L + 7.72%	02/25/29		500,000	601,527
TAGUS - Sociedade de Titularizacao de Creditos SA/Silk Finance No 5, Series 2020-5, Class D	7.25%	02/25/35		135,182	153,705
TAGUS - Sociedade de Titularizacao de Creditos SA/Ulisses Finance No. 2, Series 2021-2, Class F(e)	1M EUR L + 5.49%	09/20/38		141,423	159,937
Tricolor Auto Securitization Trust, Series 2025-2A, Class E(b)(h)	8.35%	10/15/28		$600,000	73,440
Tricolor Auto Securitization Trust 2024-2, Series 2024-2A, Class E(b)(h)	10.44%	04/15/27		700,000	214,410
Tricolor Auto Securitization Trust 2024-2, Series 2024-2A, Class F(b)(h)	16.56%	04/15/27		700,000	135,800
Tricolor Auto Securitization Trust 2024-3, Series 2024-3A, Class E(b)(h)	8.64%	07/15/30		1,400,000	356,860
Tricolor Auto Securitization Trust 2024-3, Series 2024-3A, Class F(b)(h)	13.51%	11/15/32		1,320,000	203,280
Trustee for Metro Finance , Series 2023-1, Class E(e)	1M BBSW + 7.00%	02/18/29	A$	425,112	283,358
Trustee for Metro Finance , Series 2023-1, Class F(e)	1M BBSW + 8.75%	02/18/29		275,748	184,630
United Auto Credit Securitization Trust, Series 2022-1, Class E(b)(d)	5.00%	11/10/28		$1,199,768	1,184,411
United Auto Credit Securitization Trust, Series 2023-1, Class E(b)	10.98%	09/10/29		529,000	562,327
United Auto Credit Securitization Trust, Series 2024-1, Class E(b)	10.45%	06/10/27		2,554,000	2,648,753
United Auto Credit Securitization Trust, Series 2025-1, Class E(b)	7.71%	03/10/28		1,185,000	1,198,627
USASF Receivables LLC, Series 2021-1A, Class D(b)	4.36%	03/15/27		1,125,000	16,875
Veros Auto Receivables Trust, Series 2025-1, Class D(b)(d)	8.79%	05/17/32		1,583,000	1,629,065
Total Automobile					$131,948,467

Consumer (17.22%)
ACHV ABS Trust, Series 2024-3AL, Class E(b)(d)	7.00%	12/26/31		813,647	801,198

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2025	17

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2025

Description	Rate	Maturity Date(a)	Principal Amount		Fair Value
ASSET-BACKED SECURITIES (continued)
ACHV ABS TRUST, Series 2023-4CP, Class E(b)	10.50%	07/25/26		$1,199,276	$1,219,664
Affirm Asset Securitization Trust, Series 2024-A, Class 1E(b)	9.17%	02/17/26		1,500,000	1,503,750
Aurorus 2023 BV, Series 2023-1, Class E(e)	1M EUR L + 5.35%	10/12/26		€533,605	623,939
Aurorus 2023 BV, Series 2023-1, Class F(e)	11.19%	10/12/26		331,844	389,819
Aurorus 2023 BV, Series 2023-1, Class G(e)	12.94%	10/12/26		341,799	404,664
Brignole Co., Series 2024-2024, Class D(d)(e)	1M EUR L + 4.00%	02/24/42		345,255	399,009
Brignole Co., Series 2024-2024, Class E(d)(e)	1M EUR L + 5.75%	02/24/42		656,842	781,511
Brignole Co., Series 2024-2024, Class F(e)	1M EUR L + 7.48%	02/24/42		323,000	380,620
Brignole CQ, Series 2024-2024, Class X(e)	1M EUR L + 3.09%	09/24/40		655,649	757,200
Cherry Securitization Trust 2025-1, Series 2025-1A, Class C(b)	9.34%	10/16/28		$750,000	772,575
Compartment BL Consumer Credit 2024, Series 2024-1, Class E(e)	1M EUR L + 4.10%	03/25/27		€438,000	514,218
Compartment BL Consumer Credit 2024, Series 2024-1, Class F(e)	1M EUR L + 5.80%	03/25/27		462,000	542,980
Equify ABS 2024-1 LLC, Series 2024-1A, Class D(b)	7.77%	05/15/28		$500,000	503,700
FCT Noria 2021, Series 2021-1, Class F(e)	1M EUR L + 3.70%	10/25/49		€166,956	193,237
FCT Noria 2021, Series 2021-1, Class G	5.95%	10/25/49		292,172	323,049
FCT Pixel 2021, Series 2021-1, Class G	5.50%	02/25/38		47,462	54,999
FTA Santander Consumo 4, Series 2021-4, Class E	4.90%	09/18/32		578,439	664,032
FTA Santander Consumo 6, Series 2024-6, Class F(e)	3M EUR L + 8.10%	03/21/27		2,272,711	2,653,529
GAMMA Sociedade de Titularizacao de Creditos, Series 2024-2, Class D(e)	3M EUR L + 3.40%	02/25/34		404,968	470,818
GAMMA Sociedade de Titularizacao de Creditos, Series 2024-2, Class E(e)	3M EUR L + 5.35%	02/25/34		1,457,884	1,700,656
GAMMA Sociedade de Titularizacao de Creditos SA Consumer Totta 1, Series 2022-1, Class D(e)	3M EUR L + 8.00%	06/28/33		178,740	227,331
GAMMA Sociedade de Titularizacao de Creditos SA Consumer Totta 3, Series 2025-3, Class E(d)(e)	3M EUR L + 3.30%	10/25/35		3,700,000	4,268,811
GoodLeap Home Improvement Solutions Trust 2024-1, Series 2024-1A, Class C(b)	8.94%	04/20/33		$844,202	865,560
GoodLeap Home Improvement Solutions Trust 2025-1, Series 2025-1A, Class C(b)	7.83%	02/20/49		1,156,973	1,172,476
GreenSky Home Improvement Issuer Trust, Series 2024-2, Class E(b)(d)	8.75%	10/27/59		500,000	519,250
GreenSky Home Improvement Issuer Trust 2025-1, Series 2025-1A, Class E(b)(d)	8.65%	03/25/60		1,240,000	1,287,740
GreenSky Home Improvement Issuer Trust 2025-2, Series 2025-2A, Class E(b)(d)	7.79%	06/25/60		1,000,000	1,017,100
Latitude Australia Credit Card Master Trust, Series 2024-2, Class E(e)	1M BBSW + 4.20%	03/22/29	A$	879,000	578,076
Lendingpoint Asset Securitization Trust, Series 2022-B, Class C(b)	8.45%	10/15/29		$517,000	161,821
Marlette Funding Trust 2021-2, Series 2021-2A, Class R(b)(h)	N/A(g)	09/15/31		1,686	22,186
NewDay Funding, Series 2022-3A, Class E(b)(d)(e)	SONIA IR + 9.50%	11/15/30		£1,165,000	1,537,370
Noria DE 2024, Series 2024-DE1, Class F(e)	1M EUR L + 4.50%	02/25/43		€430,481	506,433
Oportun Funding Trust, Series 2024-3, Class D(b)	9.60%	01/18/28		$800,000	822,560
Pagaya Ai Debt Grantor Trust, Series 2025-6, Class E(b)(d)	8.48%	05/15/27		3,718,000	3,708,333
Pagaya AI Debt Grantor Trust, Series 2024-5, Class D(b)	12.97%	05/15/26		593,340	618,439
Pagaya AI Debt Grantor Trust, Series 2024-8, Class F(b)	10.00%	01/15/32		1,307,014	1,274,077
Pagaya AI Debt Grantor Trust, Series 2024-9, Class F(b)(d)	12.00%	09/15/27		1,233,742	1,211,905
Pagaya AI Debt Grantor Trust, Series 2025-2, Class E(b)	10.90%	10/15/32		1,809,810	1,843,291
Pagaya AI Debt Grantor Trust, Series 2025-3, Class E(b)(d)	12.63%	01/15/27		1,499,697	1,545,588
Pagaya AI Debt Grantor Trust, Series 2025-5, Class E(b)(d)	9.70%	03/15/33		3,097,000	3,146,552
Pagaya AI Debt Grantor Trust, Series 2025-5, Class F(b)(d)	12.00%	03/15/33		1,200,000	1,169,880

See Notes to Consolidated Financial Statements.

18	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2025

Description	Rate	Maturity Date(a)	Principal Amount		Fair Value
ASSET-BACKED SECURITIES (continued)
Pagaya AI Debt Grantor Trust 2024-6 and Pagaya AI Debt Trust, Series 2024-6, Class D(b)	11.35%	06/15/26		$601,974	$619,009
Pagaya AI Debt Selection Trust, Series 2024-7, Class D(b)(d)	10.90%	12/15/31		644,529	664,832
Pagaya AI Debt Selection Trust, Series 2020-3, Class CERT(b)(e)(f)(h)	N/A(g)	05/17/27		510,470	3,100
Pagaya AI Debt Selection Trust, Series 2021-1, Class C(b)	4.09%	11/15/27		55,145	54,378
Pagaya AI Debt Trust, Series 2023-5, Class D(b)	9.00%	04/15/31		2,045,000	2,050,317
Pagaya AI Debt Trust, Series 2023-6, Class D(b)(d)	9.00%	06/16/31		2,749,295	2,761,117
Pagaya AI Debt Trust, Series 2023-8, Class E(b)(d)	11.50%	06/16/31		2,498,395	2,515,384
Pagaya AI Debt Trust, Series 2024-1, Class C(b)	8.34%	07/15/31		234,629	236,248
Pagaya AI Debt Trust, Series 2024-1, Class E(b)(d)	11.50%	07/15/31		2,499,375	2,540,615
Pagaya AI Debt Trust, Series 2024-2, Class D(b)	9.00%	08/15/31		316,136	318,412
Pagaya AI Debt Trust, Series 2024-2, Class E(b)(d)	11.50%	08/15/31		2,451,910	2,521,789
Pagaya AI Debt Trust, Series 2024-3, Class D(b)	9.00%	03/15/26		508,784	514,380
Pagaya AI Debt Trust, Series 2024-3, Class E(b)	11.50%	10/15/31		5,500,000	5,619,350
Pagaya AI Debt Trust, Series 2025-4, Class E(b)(d)	11.60%	01/17/33		15,000,000	15,403,500
Pagaya AI Debt Trust, Series 2025-R1, Class E(b)	12.11%	06/15/32		964,236	967,514
Pagaya Point of Sale Holdings Grantor Trust, Series 2025-1, Class E(b)(d)	11.28%	01/20/33		3,000,000	3,105,300
Plenti PL-Green ABS Trust, Series 2024-1, Class F(e)	1M BBSW + 7.80%	06/11/35	A$	452,435	297,752
Plenti PL-Green ABS Trust, Series 2024-2, Class F(e)	1M BBSW + 4.90%	04/11/36		1,034,061	678,699
Prosper Marketplace Issuance Trust Series 2023-1, Series 2023-1A, Class D(b)	11.24%	07/16/29		$500,000	513,150
Prosper Marketplace Issuance Trust Series 2023-1, Series 2023-1A, Class E(b)	15.49%	07/16/29		1,000,000	1,032,100
Purchasing Power Funding LLC, Series 2024-A, Class E(b)	10.18%	08/15/28		500,000	502,150
Quarzo Srl, Series 2024-1, Class D(e)	3M EUR L + 3.70%	06/15/41		€369,875	431,298
RCKT Trust 2025-PL1, Series 2025-1A, Class E(b)	7.12%	07/25/34		$1,750,000	1,759,800
RCKT Trust 2025-PL1, Series 2025-1A, Class R1(b)(h)	N/A(g)	07/25/34		328,000	4,544,603
RCKT Trust 2025-PL2, Series 2025-2A, Class R1(b)(h)	N/A(g)	11/27/34		164,000	1,343,636
Reach ABS Trust 2024-1, Series 2024-1A, Class D(b)	10.64%	09/15/27		200,000	215,120
Reach ABS Trust 2025-2, Series 2025-2A, Class D(b)(d)	7.31%	06/15/29		1,000,000	1,015,900
Republic Finance Issuance Trust, Series 2024-B, Class D(b)(d)	8.83%	11/20/37		2,084,000	2,136,308
SABADELL CONSUMO 2 FDT, Series 2022-2, Class E(e)	1M EUR L + 7.75%	12/24/34		€604,812	726,854
Sunbit Asset Securitization Trust, Series 2025-1, Class D(b)	7.92%	02/15/28		$4,140,000	4,197,960
TAGUS-Sociedade de Titularizacao de Creditos SA/Vasco Finance No. 1, Series 2023-1, Class E(d)(e)	1M EUR L + 8.50%	07/27/29		€606,461	733,170
TAGUS-Sociedade de Titularizacao de Creditos SA/Vasco Finance No. 1, Series 2023-1, Class F	15.00%	07/27/29		110,266	136,620
TAGUS-Sociedade de Titularizacao de Creditos SA/Vasco Finance No. 2, Series 2024-2, Class D(e)	1M EUR L + 4.00%	10/27/42		1,130,132	1,316,633
TAGUS-Sociedade de Titularizacao de Creditos SA/Vasco Finance No. 2, Series 2024-2, Class E(e)	1M EUR L + 5.65%	10/27/42		782,399	922,064
TAGUS-Sociedade de Titularizacao de Creditos SA/Vasco Finance No. 2, Series 2024-2, Class F(e)	1M EUR L + 8.50%	10/27/42		782,399	917,556
TAGUS-Sociedade de Titularizacao de Creditos SA/Vasco Finance No. 3, Series 2025-3, Class D(d)(e)	1M EUR L + 3.00%	10/27/43		2,000,000	2,307,696
TAGUS-Sociedade de Titularizacao de Creditos SA/Vasco Finance No. 3, Series 2025-3, Class E(d)(e)	1M EUR L + 4.40%	10/27/43		1,100,000	1,269,232
TAGUS-Sociedade de Titularizacao de Creditos SA/Vasco Finance No. 3, Series 2025-3, Class F(e)	1M EUR L + 5.39%	10/27/43		4,400,000	5,076,931

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2025	19

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2025

Description	Rate	Maturity Date(a)	Principal Amount		Fair Value
ASSET-BACKED SECURITIES (continued)
TAGUS-Sociedade de Titularizacao de Creditos SA/Vasco Finance No. 3, Series 2025-3, Class X(d)(e)	1M EUR L + 2.97%	10/27/43		€2,000,000	$2,307,696
Upgrade Master Pass-Thru Trust, Series 2025-P1, Class CERT(b)(h)	N/A(g)	01/15/30		$2,000,000	1,393,123
Upstart Pass-Through Trust, Series 2022-ST2, Class CERT(b)(h)	N/A(g)	04/20/30		2,000,000	548,359
Upstart Pass-Through Trust, Series 2020-ST2, Class CERT(b)(h)	N/A(g)	03/20/28		5,000,000	11,408
Upstart Pass-Through Trust, Series 2020-ST4, Class CERT(b)(h)	N/A(g)	11/20/26		1,150,718	6,404
Upstart Pass-Through Trust, Series 2020-ST5, Class CERT(b)(h)	N/A(g)	12/20/26		10,000,000	154,999
Upstart Pass-Through Trust, Series 2021-ST1, Class CERT(b)(h)	N/A(g)	02/20/27		8,571,429	296,598
Upstart Pass-Through Trust, Series 2021-ST4, Class CERT(b)(h)	N/A(g)	07/20/27		8,621,000	844,392
Upstart Pass-Through Trust, Series 2021-ST5, Class CERT(b)(h)	N/A(g)	07/20/27		5,172,000	548,856
Upstart Pass-Through Trust, Series 2021-ST7, Class CERT(b)(h)	N/A(g)	09/20/29		7,000,000	753,398
Upstart Pass-Through Trust, Series 2021-ST8, Class CERT(b)(h)	N/A(g)	10/20/29		2,966,000	435,936
Upstart Pass-Through Trust, Series 2021-ST9, Class CERT(b)(h)	N/A(g)	11/20/29		1,000,000	197,046
Upstart Securitization Trust, Series 2024-1, Class C(b)	8.68%	11/20/34		1,867,000	1,942,987
Upstart Securitization Trust, Series 2021-4, Class CERT(b)(h)	N/A(g)	09/20/31		6,175	617,089
Upstart Securitization Trust, Series 2022-1, Class C(b)	5.71%	03/20/32		500,000	302,050
Upstart Securitization Trust, Series 2023-1, Class C(b)	11.10%	02/20/33		984,068	999,617
Upstart Securitization Trust, Series 2023-2, Class C(b)(d)	11.87%	04/20/28		448,000	479,046
Upstart Securitization Trust, Series 2023-2, Class C(b)(d)	11.87%	06/20/33		1,119,000	1,196,547
Upstart Securitization Trust, Series 2025-1, Class C(b)	9.27%	04/20/35		1,028,000	1,077,858
Upstart Securitization Trust, Series 2025-2, Class D(b)(d)	8.00%	06/20/35		2,433,000	2,488,959
Upstart Securitization Trust, Series 2025-3, Class D(b)(d)	7.41%	09/20/35		1,369,000	1,373,107
Zip Master Trust, Series 2023-2, Class E(e)	1M BBSW + 12.00%	10/10/26	A$	780,000	512,101
Zip Master Trust, Series 2024-2, Class E(e)	1M BBSW + 6.00%	09/10/27		740,000	496,830
Zip Master Trust, Series 2025-1, Class E(d)(e)	1M BBSW + 4.00%	07/10/28		1,140,000	748,604
Total Consumer					$134,863,433

Other Asset-Backed Securities (6.38%)
Avant Loans Funding Trust, Series 2025-REV1, Class D(b)	8.39%	05/15/34		$1,500,000	1,531,650
BBVA Consumo FTA, Series 2025-1, Class E(e)	3M EUR L + 6.00%	08/21/38		€1,038,005	1,218,872
Business Mortgage Finance 7 PLC, Series 2007-7X, Class M1(e)	SONIA IR + 2.37%	02/15/41		£398,249	459,875
CFG Investments, Ltd., Series 2025-1, Class B(b)(d)	9.16%	07/25/29		$1,982,000	2,029,568
Conn's Receivables Funding LLC, Series 2023-A, Class B(b)	10.00%	01/17/28		81,110	81,451
Conn's Receivables Funding LLC, Series 2024-A, Class B(b)	9.80%	01/16/29		361,905	364,185
Conn's Receivables Funding LLC, Series 2024-A, Class C(b)	10.34%	01/16/29		1,080,000	557,388
Flagstar Bank NA(d)(e)	3M CME TERM SOFR + 3.04%	11/06/28		8,566,000	8,228,452
Foundation Finance Trust 2025-2, Series 2025-2A, Class E(b)(d)	8.35%	04/15/52		1,338,000	1,345,894
Island Finance Trust 2025-1, Series 2025-1A, Class B(b)	7.95%	03/19/35		750,000	768,450
Island Finance Trust 2025-1, Series 2025-1A, Class C(b)	10.00%	03/19/35		802,000	820,286
Mariner Finance Issuance Trust 2025-A, Series 2025-AA, Class E(b)(d)	8.64%	07/20/30		750,000	772,050
MMP Capital LLC, Series 2025-A, Class C(b)	8.41%	12/15/31		750,000	770,625
National Collegiate Student Loan Trust, Series 2005-3, Class B(e)	1M CME TERM SOFR + 0.61%	07/27/37		1,965,527	1,629,226
Navient Private Education Refi Loan Trust 2021-B, Series 2021-BA, Class R(b)(h)	N/A(g)	07/15/69		2,514	686,929
NMEF Funding LLC, Series 2025-B, Class E(b)(d)	7.66%	01/18/33		3,500,000	3,543,400
NOW Trust, Series 2025-1, Class E(e)	1M BBSW + 3.50%	02/14/34	A$	1,190,000	779,492
Oportun Funding Trust, Series 2025-1, Class D(b)	8.27%	08/16/32		$750,000	755,250
Oportun Issuance Trust, Series 2025-B, Class E(b)(d)	9.40%	05/09/33		2,250,000	2,252,475

See Notes to Consolidated Financial Statements.

20	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2025

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
ASSET-BACKED SECURITIES (continued)
SBL Holdings, Inc.(b)(d)(e)(i)	5Y US TI + 5.62%	12/31/99	$5,791,000	$5,581,368
Small Business Origination Loan Trust DAC, Series 2025-1, Class C(d)(e)	SONIA IR + 2.60%	12/15/36	£1,944,009	2,559,755
SoFi Professional Loan Program, Series 2018-D, Class R1(b)(h)	N/A(g)	02/25/48	$27,236	164,211
SoFi Professional Loan Program, Series 2019-A, Class R1(b)(h)	N/A(g)	06/15/48	32,016	165,405
SoFi Professional Loan Program, Series 2020-A, Class R1(b)(h)	N/A(g)	05/15/46	25,381	318,645
SoFi Professional Loan Program, Series 2020-B, Class R1(b)(h)	N/A(g)	05/15/46	15,664	323,346
SoFi Professional Loan Program, Series 2021-A, Class R1(b)(h)	N/A(g)	08/17/43	35,142	270,331
SoFi Professional Loan Program, Series 2021-B, Class R1(b)(h)	N/A(g)	02/15/47	14,625	363,947
Stream Innovations 2025-1 Issuer Trust, Series 2025-1A, Class D(b)(d)	8.40%	09/15/45	2,348,382	2,413,197
Sunrise Spv 97 Srl, Series 2025-2, Class E(d)(e)	1M EUR L + 2.85%	10/27/50	€3,860,000	4,466,308
Upgrade Receivables Trust 2024-1, Series 2024-1A, Class D(b)	8.90%	03/15/28	$3,020,000	3,080,400
Upgrade Receivables Trust 2024-1, Series 2024-1A, Class E(b)(d)	11.53%	06/15/28	1,322,000	1,339,450
Youni Italy Srl, Series 2025-1, Class X(e)	1M EUR L + 4.00%	04/25/35	€303,576	352,450
Total Other Asset-Backed Securities				$49,994,331

TOTAL ASSET-BACKED SECURITIES (Cost $329,728,430)				$316,806,231

COLLATERALIZED LOAN OBLIGATIONS (10.16%)(e)
AGL CLO 11, Ltd., Series 2025-11A, Class ER(b)	3M CME TERM SOFR + 6.30%	10/15/38	$1,493,000	$1,485,236
Audax Senior Debt Clo 8 LLC, Series 2025-8A, Class A1R(b)	3M CME TERM SOFR + 1.45%	01/20/38	6,748,000	6,748,000
Bain Capital Credit CLO 2018-2, Series 2018-2A, Class F(b)	3M CME TERM SOFR + 7.86%	07/19/31	1,538,000	1,362,668
Bain Capital Credit CLO 2018-2, Series 2018-2X, Class F	3M CME TERM SOFR + 7.86%	07/19/31	192,000	170,112
Bain Capital Credit CLO 2020-4, Ltd., Series 2025-4A, Class ERR(b)	3M CME TERM SOFR + 6.75%	10/20/36	2,751,000	2,751,000
Benefit Street Partners CLO XXIII, Ltd., Series 2025-23A, Class ER(b)	3M CME TERM SOFR + 5.25%	04/25/34	750,000	748,275
BlueMountain CLO XXXI, Ltd., Series 2025-31A, Class BR	3M CME TERM SOFR + 1.60%	04/19/34	1,534,000	1,532,466
Carlyle Global Market Strategies CLO 2015-4, Ltd., Series 2019-4A, Class DR(b)	3M CME TERM SOFR + 6.96%	07/20/32	750,000	745,425
Chenango Park CLO, Ltd., Series 2018-1A, Class D(b)	3M CME TERM SOFR + 6.06%	04/15/30	751,000	748,447
Goldentree Loan Management US CLO 1, Ltd., Series 2025-1A, Class DR3(b)	3M CME TERM SOFR + 2.40%	04/20/34	1,215,000	1,206,130
Goldentree Loan Management US Clo 6, Ltd., Series 2025-6A, Class DR2	3M CME TERM SOFR + 2.45%	04/20/35	751,000	749,874
Harbor Park CLO, Ltd., Series 2025-1A, Class CR2(b)	3M CME TERM SOFR + 1.65%	01/20/31	3,755,000	3,755,000
Harbor Park CLO, Ltd., Series 2025-1A, Class ER2(b)	3M CME TERM SOFR + 5.25%	01/20/31	2,008,000	1,995,149
Hayfin US XIV, Ltd., Series 2025-14A, Class CR(b)	3M CME TERM SOFR + 2.00%	03/20/38	3,670,000	3,671,101
Hayfin US XIV, Ltd., Series 2025-14A, Class D1R(b)	3M CME TERM SOFR + 3.05%	03/20/38	1,728,000	1,729,210

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2025	21

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2025

Description	Rate	Maturity Date(a)	Principal Amount		Fair Value
COLLATERALIZED LOAN OBLIGATIONS (continued)
ICG US Clo 2021-1, Ltd., Series 2021-1A, Class E(b)	3M CME TERM SOFR + 6.59%	04/17/34		$1,150,000	$1,075,020
Jefferies Credit Partners BDC CLO I, Ltd., Series 2025-1X, Class A	3M CME TERM SOFR + 1.55%	04/25/37		7,671,000	7,661,028
Kennedy Lewis CLO 23, Ltd., Series 2025-23A, Class A(b)	3M CME TERM SOFR + 1.24%	10/20/38		8,435,000	8,435,000
KKR CLO 28, Ltd., Series 2025-28A, Class AR2(b)	3M CME TERM SOFR + 1.12%	02/09/35		4,108,000	4,108,000
Madison Park Funding XLII, Ltd., Series 2025-13A, Class ER2(b)	3M CME TERM SOFR + 5.95%	11/21/30		2,798,000	2,807,233
Marble Point Clo XXV, Ltd., Series 2025-2A, Class DRR(b)	3M CME TERM SOFR + 3.25%	10/20/36		1,193,000	1,185,245
Marble Point Clo XXV, Ltd., Series 2025-2A, Class ERR(b)	3M CME TERM SOFR + 6.60%	10/20/36		1,163,000	1,155,557
Market Street CLO, Ltd. II, Series 2025-2A, Class D1(b)	3M CME TERM SOFR + 3.25%	03/20/38		2,182,000	2,182,000
OHA Credit Funding 4, Ltd., Series 2019-4A, Class SUB(b)	N/A(g)	10/22/32		820,000	606,800
OZLM XI, Ltd., Series 2017-11X, Class ER	3M CME TERM SOFR + 8.71%	10/30/30		169,390	–
Rad CLO 12, Ltd., Series 2025-12A, Class DR(b)	3M CME TERM SOFR + 6.65%	07/30/40		3,179,000	3,169,145
Symphony CLO XXIX, Ltd., Series 2025-29A, Class ER(b)	3M CME TERM SOFR + 5.80%	10/15/35		1,077,000	1,071,184
Symphony CLO XXVIII, Ltd., Series 2021-28X, Class E	3M CME TERM SOFR + 6.36%	10/23/34		1,745,000	1,678,341
Symphony CLO XXXII, Ltd., Series 2025-32A, Class ER(b)	3M CME TERM SOFR + 5.80%	10/23/35		3,429,000	3,391,624
Taberna Preferred Funding II, Ltd., Series 2005-2A, Class B(b)	3M CME TERM SOFR + 1.16%	11/05/35		529,000	79,350
TCI-Flatiron Clo 2018-1, Ltd., Series 2025-1A, Class ER2(b)	3M CME TERM SOFR + 5.15%	07/29/35		3,519,000	3,505,980
Wellfleet CLO 2021-4, Ltd., Series 2025-4A, Class A1R(b)	3M CME TERM SOFR + 1.30%	10/25/38		7,325,000	7,325,000
Whitebox CLO IV, Ltd., Series 2025-4A, Class D2R(b)	3M CME TERM SOFR + 6.00%	04/20/36		750,000	748,050
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $79,576,043)					$79,582,650

PRIVATE SECURED DEBT (4.51%)
Banco Invex, S.A., Series 2025-1, Tranche C(h)	7.90%	08/28/34	MX$	54,000,000	$2,909,216
BriteCap SPV 3 LLC, Loan Facility(e)(h)	1M CME TERM SOFR + 6.75%	06/30/27		$5,000,000	5,000,000
Bullock Legal Group, Loan Facility(h)(j)	1M CME TERM SOFR + 13.00%, 18.00%	03/28/28		1,888,743	1,888,743
Cherry SPV VI LLC(h)(j)	1M CME TERM SOFR + 10.50%	01/27/28		474,330	474,330
Experity Ventures SPV IV LLC, Series 2025-I, Class B(h)	12.00%	06/22/37		2,800,000	2,812,096
Jonas Catalog Holdings I, LLC, Term Loan(h)(j)	11.00%	09/19/29		1,960,584	1,960,584
Matthew R. Stubbs, LLC, Tranche B Facility Interest(h)	12.00%	03/23/26		5,000,000	5,000,000

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2025

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
PRIVATE SECURED DEBT (continued)
Reach Consumer 2022-1, LLC, Class B Facility(e)(h)(j)	1M CME TERM SOFR + 8.50%	11/29/27	$1,697,850	$1,697,850
RRRR Repo Funding Trust, Series 2025-1 Pass-Through Certificates(h)	14.00%	07/25/26	7,698,876	7,698,876
RSD Funding 2025, LLC, Participation Interest(h)(j)	12.00%	09/13/27	3,019,286	3,019,286
SWF Funding LLC, Loan Facility(e)(h)(j)	1M CME TERM SOFR + 8.00%	09/23/27	2,866,720	2,866,720

TOTAL PRIVATE SECURED DEBT (Cost $35,170,559)				$35,327,701

	Rate	Shares	Fair Value
PREFERRED STOCKS (2.43%)(e)(i)
Adamas Trust, Inc.	6.88%	50,000	$1,111,000
Chimera Investment Corp.	8.88%	96,678	2,408,249
Chimera Investment Corp.	8.00%	41,612	1,000,384
Enstar Group, Ltd.	7.00%	38,335	920,040
KKR Real Estate Finance Trust, Inc.	6.50%	134,517	2,632,498
New York Mortgage Trust, Inc., Series D	8.00%	141,083	3,058,679
New York Mortgage Trust, Inc., Series E	7.88%	37,020	931,053
Rithm Capital Corp.	6.38%	248,544	6,086,843
Rithm Capital Corp.	7.00%	37,000	910,570

TOTAL PREFERRED STOCKS (Cost $18,679,886)			$19,059,316

Description	Rate	Maturity Date	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS (17.50%)
United States Treasury Bill	3.78%	02/24/26	$10,000,000	$9,882,000
United States Treasury Bill	3.94%	12/04/25	40,000,000	39,867,020
United States Treasury Bill	4.00%	11/20/25	20,000,000	19,963,454
United States Treasury Bill	4.00%	11/28/25	47,500,000	47,372,771
United States Treasury Bill	4.01%	11/13/25	20,000,000	19,978,638

TOTAL SHORT-TERM INVESTMENTS (Cost $137,023,377)				$137,063,883

	7-Day Yield	Shares	Fair Value
MONEY MARKET FUNDS (8.33%)
BlackRock Liquidity Funds T-Fund	3.98%	52,353,510	$52,353,510
BNY Mellon U.S. Treasury Fund, Institutional Class	3.90%	12,898,484	12,898,484

TOTAL MONEY MARKET FUNDS (Cost $65,251,994)			$65,251,994

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2025	23

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2025

Fair Value
TOTAL INVESTMENTS (133.17%) (Cost $1,046,083,322)	1,043,146,383

Liabilities in Excess of Other Assets (-33.17%)(k)	(259,835,463)
NET ASSETS (100.00%)	$783,310,920

Percentages above are stated as a percentage of net assets as of October 31, 2025

Investment Abbreviations:

EURIBOR - Euro Interbank Offered Rate

SONIA IR - Sterling Over Night Index Average

BBSW - Bank Bill Swap Rate

SOFR - Secured Overnight Financing Rate

Reference Rates as of October 31, 2025:

1M EUR L - 1 Month EURIBOR was 1.92%

3M EUR L - 3 Month EURIBOR was 2.04%

1M BBSW - 1 Month BBSW was 3.54%

5Y US TI - US Treasury Yield was 3.71%

30D US SOFR - 30 Day US SOFR was 4.20%

12M US FED – 12 Month US FED was 4.03%

1M CME TERM SOFR - CME Term SOFR 1 Month was 4.00%

3M CME TERM SOFR - CME Term SOFR 3 Month was 3.89%

SONIA - SONIA Overnight Interest Rate was 3.97%

(a)	The maturity date for credit investments represents the expected maturity. Many of the instruments are callable through cash flows on the underlying securities or other call features. Expected maturity may be earlier than legal maturity.
(b)	Securities not registered under the Securities Act of 1933, as amended (the "Securities Act"). These securities generally involve certain transfer restrictions and may be sold in the ordinary course of business in transactions exempt from registration. As of October 31, 2025, the aggregate market value of those securities was $519,153,634, representing 66.28% of net assets.
(c)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at October 31, 2025.
(d)	On October 31, 2025, all or a portion of these securities were pledged as collateral for reverse repurchase agreements in the amount of $379,936,387.
(e)	Floating or variable rate security. The Reference Rate is described above. Interest rate shown reflects the rate in effect at October 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(f)	Interest only security.
(g)	This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.
(h)	This security has been classified as level 3 in accordance with ASC 820 as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(i)	Perpetual maturity.
(j)	Securities have associated unfunded commitments of $1,330,056 to Reach Consumer 2022-1, LLC, Class B Facility, $918,878 to SWF Funding LLC, Loan Facility, $1,325,670 to Cherry SPV VI LLC, $730,714 to RSD Funding 2025, LLC, Participation Interest, $1,111,257 to Bullock Legal Group, Loan Facility and $2,539,416 to Jonas Catalog Holdings I, Term Loan, respectively.
(k)	Includes cash being held as collateral for derivatives and reverse repurchase agreements.

See Notes to Consolidated Financial Statements.

24	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2025

DERIVATIVE INSTRUMENTS

CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION (OVER THE COUNTER)(a)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at October 31, 2025(b)	Notional Amount(c)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Markit CMBX BBB-Index, Series 15	Morgan Stanley	3.00%	USD	11/18/64	6.99%	$7,000,000	$(1,066,450)	$1,300,625	$234,175
Markit CMBX BB Index, Series 14	Morgan Stanley	5.00%	USD	12/16/72	20.41%	2,000,000	(676,667)	808,750	132,083

							$(1,743,117)	$2,109,375	$366,258

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - SELL PROTECTION (CENTRALLY CLEARED)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at October 31, 2025(b)	Notional Amount(c)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Markit CDX NA High Yield Index, Series 45	ICE	5.00%	USD	12/20/30	3.29%	$87,863,080	$6,384,255	$(6,737,210)	$(352,955)

							$6,384,255	$(6,737,210)	$(352,955)

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - BUY PROTECTION (CENTRALLY CLEARED)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at October 31, 2025(b)	Notional Amount(c)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Markit CDX NA High Yield Index, Series 44	ICE	5.00%	USD	6/20/30	3.08%	$15,119,560	$(1,140,514)	$1,197,900	$57,386
Markit CDX NA High Yield Index, Series 41	ICE	5.00%	USD	12/20/28	2.45%	5,940	(432)	307	(125)
Markit CDX NA High Yield Index, Series 43	ICE	5.00%	USD	12/20/29	2.96%	1,494	(109)	59	(50)

							$(1,141,055)	$1,198,266	$57,211

Credit default swaps pay quarterly.

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2025	25

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2025

(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(c)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAP CONTRACTS (CENTRALLY CLEARED)

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount	Currency	Fixed Rate	Unrealized Appreciation/(Depreciation)
Pay	LCH Ltd.	SOFR	06/20/2029	$21,700,000	USD	4.01%	$478,328
Pay	LCH Ltd.	SOFR	04/04/2030	48,000	USD	4.06%	1,141
Pay	LCH Ltd.	SOFR	04/04/2028	415,000	USD	4.20%	7,953
Pay	LCH Ltd.	SOFR	04/05/2027	21,000	USD	4.35%	245
							$487,667

Receive	LCH Ltd.	SOFR	06/20/2030	$45,380,000	USD	3.58%	$(368,135)
Receive	LCH Ltd.	SOFR	06/20/2027	33,775,000	USD	3.59%	(70,060)
Receive	LCH Ltd.	SOFR	06/20/2032	1,911,000	USD	3.63%	(15,981)
Receive	LCH Ltd.	SOFR	06/20/2030	2,390,000	USD	3.97%	(59,115)
Receive	LCH Ltd.	SOFR	06/20/2028	34,306,000	USD	4.08%	(618,362)
Receive	LCH Ltd.	SOFR	04/04/2029	29,896,000	USD	4.11%	(721,910)
Receive	LCH Ltd.	SOFR	06/20/2027	300,000	USD	4.21%	(3,577)
							$(1,857,140)

See Notes to Consolidated Financial Statements.

26	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

October 31, 2025

FUTURES CONTRACTS - LONG (CENTRALLY CLEARED)

Description	Counterparty	Position	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
2-YR U.S. TREASURY NOTE	Wells Fargo Securities, LLC	Long	23	December 2025	$4,789,570	$(13,470)
					$4,789,570	$(13,470)

FUTURES CONTRACTS - SHORT (CENTRALLY CLEARED)

Description	Counterparty	Position	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
5-YR U.S. TREASURY NOTE	Wells Fargo Securities, LLC	Short	525	December 2025	$(57,335,742)	$74,308
10-YR U.S. TREASURY NOTE	Wells Fargo Securities, LLC	Short	96	December 2025	(10,816,500)	(24,930)
AUD/USD CURRENCY	Wells Fargo Securities, LLC	Short	91	December 2025	(5,956,860)	76,258
EUR/BOB CURRENCY	Wells Fargo Securities, LLC	Short	4	December 2025	(545,108)	297
EUR/USD CURRENCY	Wells Fargo Securities, LLC	Short	498	December 2025	(71,911,200)	1,396,159
GBP/USD CURRENCY	Wells Fargo Securities, LLC	Short	487	December 2025	(39,994,875)	1,262,797
MXN/USD CURRENCY	Wells Fargo Securities, LLC	Short	108	December 2025	(2,896,560)	3,278
SEK/USD CURRENCY	Wells Fargo Securities, LLC	Short	16	December 2025	(3,377,600)	72,101
					$(192,834,445)	$2,860,268

RISK DISCLOSURES

Holdings contained herein are subject to change.

Prior to investing, Investors should carefully consider the investment objectives, risks, charges and expenses of 1WS Credit Income Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling (833) 834-4923 or visiting www.1wscapital.com. The prospectus should be read carefully before investing. Investing in the Fund may be considered speculative and involves a high degree of risk, including the risk of possible substantial loss of your investment.

1WS Credit Income Fund is distributed by ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with 1WS Capital Advisors, LLC or One William Street Capital Management, L.P.

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2025	27

1WS Credit Income Fund	Consolidated Statement of Assets and Liabilities

October 31, 2025

ASSETS:
Investments, at fair value (Cost $1,046,083,322)	$1,043,146,383
Foreign Currency, at fair value (Cost $17,515,937)	17,418,653
Unrealized appreciation on credit default swap contracts	366,258
Receivable on derivative contracts	679,641
Variation margin receivable on futures contracts	327,192
Accrued dividend income	226,030
Receivable for investment securities sold	7,026,776
Interest receivable	5,000,891
Capital shares sold receivable	2,939,958
Receivable on swap contracts premiums	3,429,569
Deposits held with brokers for derivatives and reverse repurchase agreements	8,993,149
Prepaid expenses and other assets	83,165
Total Assets	1,089,637,665

LIABILITIES:
Payable for investment securities purchased	38,629,700
Payable for reverse repurchase agreements, including accrued interest of $643,671	264,850,462
Variation margin payable on centrally cleared swap contracts	34,383
Payable for shareholder servicing and distribution fees for Class A-2	225,822
Net payable to Adviser for investment advisory fees	1,456,941
Accrued fund accounting, administration and compliance fees payable	364,898
Other payables and accrued expenses	764,539
Total Liabilities	306,326,745
Net Assets Attributable to Shareholders	$783,310,920

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO SHARES:
Paid-in capital	$771,707,597
Total distributable earnings	11,603,323
Net Assets Attributable to Shareholders	$783,310,920

NET ASSET VALUE
Class I:
Net assets	$413,763,745
Shares outstanding (unlimited shares authorized, par value $0.001 per share)	21,282,119
Net Asset Value per Share	$19.44
Class A-2:
Net assets	$369,547,175
Shares outstanding (unlimited shares authorized, par value $0.001 per share)	19,656,252
Net Asset Value per Share	$18.80

See Notes to Consolidated Financial Statements.

28	www.1wscapital.com

1WS Credit Income Fund	Consolidated Statement of Operations

For the Year Ended October 31, 2025
INVESTMENT INCOME:
Dividends on short term money market funds	$2,307,732
Interest	66,000,087
Total Investment Income	68,307,819

EXPENSES:
Investment advisory fee	11,499,922
Fund Accounting and Administration fees	1,502,513
Compliance fees	37,882
Legal fees	349,306
Audit fees	225,784
Trustees' fees and expenses	105,000
Transfer agent fees	783,366
Interest on reverse repurchase agreements	6,501,418
Distribution and shareholder servicing fees	1,916,180
Other expenses	629,330
Total Expenses	23,550,701
Net recoupment of previously waived fees by Adviser (See Note 4)	297,779
Less advisory fees waived (See Note 4)	(1,916,654)
Net Expenses	21,931,826
Net Investment Income	46,375,993

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	3,892,879
Credit default swap contracts	4,935,143
Interest rate swap contracts	(15,368)
Futures contracts	(4,359,695)
Foreign currency transactions	415,168
Net realized gain	4,868,127
Net change in unrealized appreciation/(depreciation) on:
Investment securities	(1,973,461)
Credit default swap contracts	(739,678)
Interest rate swap contracts	(884,793)
Futures contracts	(49,018)
Foreign currency transactions	886,376
Net change in unrealized appreciation/(depreciation)	(2,760,574)
Net Realized and Unrealized Gain on Investments	2,107,553
Net Increase in Net Assets Attributable to Shares from Operations	$48,483,546

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2025	29

1WS Credit Income Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended October 31, 2025	For the Year Ended October 31, 2024
FROM OPERATIONS:
Net investment income	$46,375,993	$20,166,028
Net realized gain	4,868,127	814,155
Net change in unrealized appreciation/(depreciation)	(2,760,574)	11,065,165
Net Increase in Net Assets Attributable to Shares from Operations	48,483,546	32,045,348
DISTRIBUTIONS TO SHAREHOLDERS:
Class I
From distributable earnings	(21,401,130)	(18,443,929)
From tax return of capital	(7,693,960)	–
Class A-2
From distributable earnings	(17,076,644)	(6,258,306)
From tax return of capital	(6,139,256)	–
Net Decrease in Net Assets from Distributions to Shareholders	(52,310,990)	(24,702,235)

CAPITAL SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	150,098,932	136,743,777
Cost of shares redeemed	(19,936,469)	(12,867,476)
Net asset value of shares issued to shareholders from reinvestment of dividends	6,330,468	4,005,239
Transfer in/(out)	–	25,118
Net Increase from Capital Share Transactions	136,492,931	127,906,658
Class A-2
Proceeds from sale of shares	231,618,406	120,020,234
Cost of shares redeemed	(19,787,277)	(2,185,288)
Net asset value of shares issued to shareholders from reinvestment of dividends	18,773,543	5,315,241
Transfer in/(out)	–	(25,118)
Net Increase from Capital Share Transactions	230,604,672	123,125,069
Net Increase in Net Assets	363,270,159	258,374,840

NET ASSETS:
Beginning of year	420,040,761	161,665,921
End of year	$783,310,920	$420,040,761

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended October 31, 2025	For the Year Ended October 31, 2024
OTHER INFORMATION:
Capital Share Transactions:

Class I
Beginning shares	14,281,688	7,633,842
Shares sold	7,704,382	7,108,177
Shares redeemed	(1,031,691)	(671,069)
Shares issued as reinvestment of dividends	327,740	209,424
Transfer in/(out)	–	1,314
Ending Shares	21,282,119	14,281,688

Class A-2
Beginning shares	7,497,187	980,262
Shares sold	12,213,291	6,350,301
Shares redeemed	(1,055,947)	(115,899)
Shares issued as reinvestment of dividends	1,001,721	283,837
Transfer in/(out)	–	(1,314)
Ending Shares	19,656,252	7,497,187

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2025	31

1WS Credit Income Fund	Consolidated Statement of Cash Flows

For the Year Ended October 31, 2025

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$48,483,546

Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by/(used in) operating activities:
Purchases of investment securities	(1,575,844,383)
Proceeds from disposition of investment securities	1,159,722,675
Discounts (accreted)/premiums amortized	(8,121,461)
Net realized (gain)/loss on:
Investment securities	(3,892,879)
Interest Rate Swaps	15,368
Credit default swap contracts	(4,935,143)
Futures contracts	4,359,695
Foreign currency transactions	(415,168)
Net change in unrealized (appreciation)/depreciation on:
Investment securities	1,973,461
Foreign currency transactions	(886,376)
Net purchase of short-term investments and money market funds	(129,003,301)
Net payments received from/(made to) counterparties for derivative contracts	(5,868,891)
(Increase)/Decrease in assets:
Variation margin receivable on centrally cleared swap contracts	18,086
Variation margin receivable on futures contracts	91,242
Interest receivable	(2,758,521)
Unrealized appreciation on credit default swap contracts	217,965
Prepaid expenses and other assets	(66,527)
Accrued dividend income	(226,030)
Increase/(Decrease) in liabilities:
Variation margin payable on centrally cleared swap contracts	34,383
Net payable to Adviser for investment advisory fees	1,093,911
Accrued fund accounting, administration and compliance fees payable	168,381
Interest payable on reverse repurchase agreements	363,081
Payable for shareholder servicing and distribution fees for Class A-2	145,127
Other payables and accrued expenses	319,829
Net Cash Used in Operating Activities	$(515,011,930)
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash payments from reverse repurchase agreements	$2,108,212,145
Cash payments for reverse repurchase agreements	(1,899,840,366)
Proceeds from shares sold (net of capital shares sold receivable)	384,462,604
Cost of shares redeemed	(39,723,746)
Distributions paid to shareholders	(27,206,979)
Net Cash Provided by Financing Activities	$525,903,658
Effect of exchange rates on cash	$1,301,544

Net Increase in Cash, Restricted Cash and Foreign Rates on Cash	$12,193,272
Cash and restricted cash, beginning balance	$14,218,530
Cash and restricted cash, ending balance	$26,411,802

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid on interest expense on reverse repurchase agreements	$6,138,337
Reinvestment of distributions	$25,104,011

See Notes to Consolidated Financial Statements.

32	www.1wscapital.com

1WS Credit Income Fund	Consolidated Statement of Cash Flows

For the Year Ended October 31, 2025

THE FOLLOWING TABLE PROVIDES A RECONCILIATION OF RESTRICTED CASH AND UNRESTRICTED CASH AND FOREIGN CURRENCY WITHIN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

	October 31, 2025	October 31, 2024
Unrestricted cash and foreign currency	$17,418,653	$6,666,929
Restricted cash within Deposits held with brokers for derivatives and reverse repurchase agreements	$8,993,149	$7,551,601

Unrestricted Cash and Restricted Cash(a)	$26,411,802	$14,218,530

(a)	Restricted cash as of October 31, 2025 includes $3,913,089 of margin posted as collateral on futures contracts and $5,080,060 margin posted as collateral on credit default and interest rate swap contracts. Restricted cash as of October 31, 2024 includes $3,008,869 of margin posted as collateral on futures contracts and $4,542,732 of margin posted as collateral on credit default and interest rate swap contracts. All collateral is considered to be restricted cash, which is included in Deposits held with brokers for derivatives and reverse repurchase agreements on the Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2025	33

1WS Credit Income Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class I	For the Year Ended October 31, 2025	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of year	$19.45	$18.80	$18.86	$21.62	$19.22
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.56	1.38	1.37	1.47	1.08
Net realized and unrealized gain/(loss) on investments	0.08	0.87	0.62	(2.23)	2.52
Total Income/(Loss) from Investment Operations	1.64	2.25	1.99	(0.76)	3.60

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1.24)	(1.60)	(1.20)	(1.30)	(1.20)
From net realized gains	–	–	(0.85)	(0.70)	–
From tax return of capital	(0.41)	–	–	–	–
Total Distributions to Shareholders	(1.65)	(1.60)	(2.05)	(2.00)	(1.20)

Net asset value per share - end of year	$19.44	$19.45	$18.80	$18.86	$21.62

Total Investment Return - Net Asset Value(b)	8.76%	12.40%	11.32%	(3.78%)	19.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of year (000s)	$413,764	$277,807	$143,547	$110,680	$110,570
Ratio of actual expenses to average net assets including fee waivers, reimbursements and recoupments	3.38%	3.28%	4.83%	3.48%	2.84%
Ratio of actual expenses to average net assets excluding fee waivers, reimbursements and recoupments	3.65%	3.76%	5.73%	4.54%	3.73%
Ratio of net investment income to average net assets	7.98%	7.16%	7.37%	7.30%	5.17%
Portfolio turnover rate	192.83%	67.65%	55.95%	77.20%	107.74%

(a)	Calculated using average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and is not annualized.

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class A-2	For the Year Ended October 31, 2025	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Period May 1, 2021 (inception of Class) to October 31, 2021
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of year/period	$18.97	$18.48	$18.68	$21.55	$21.01
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.42	1.24	1.30	1.31	0.63
Net realized and unrealized gain/(loss) on investments	0.06	0.85	0.55	(2.18)	0.51
Total Income/(Loss) from Investment Operations	1.48	2.09	1.85	(0.87)	1.14

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1.24)	(1.60)	(1.20)	(1.30)	(0.60)
From net realized gains	–	–	(0.85)	(0.70)	–
From tax return of capital	(0.41)	–	–	–	–
Total Distributions to Shareholders	(1.65)	(1.60)	(2.05)	(2.00)	(0.60)

Net asset value per share - end of year/period	$18.80	$18.97	$18.48	$18.68	$21.55

Total Investment Return - Net Asset Value(b)	8.12%	11.72%	10.64%	(4.38%)	5.54%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of year/period (000s)	$369,547	$142,234	$18,119	$896	$106
Ratio of actual expenses to average net assets including fee waivers, reimbursements and recoupments	4.06%	3.75%	5.46%	4.67%	3.32	%(c)
Ratio of actual expenses to average net assets excluding fee waivers, reimbursements and recoupments	4.33%	4.23%	6.30%	5.72%	4.25	%(c)
Ratio of net investment income to average net assets	7.49%	6.58%	7.05%	6.69%	5.86	%(c)
Portfolio turnover rate	192.83%	67.65%	55.95%	77.20%	107.74	%(d)

(a)	Calculated using average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and is not annualized.
(c)	These ratios to average net assets have been annualized.
(d)	Percentage represents the results for the period and is not annualized.

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2025	35

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2025

NOTE 1. ORGANIZATION

1WS Credit Income Fund (“1WS Credit” or the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously offers its shares of beneficial interest (“Shares”). 1WS Credit operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, has adopted a policy to make quarterly repurchase offers at a price equal to net asset value (“NAV”) per Share of at least 5% of outstanding Shares.

1WS Credit’s investment objective is to seek attractive risk-adjusted total returns through generating income and capital appreciation. 1WS Credit will seek to achieve its investment objective by investing in a wide array of predominantly structured credit and securitized debt instruments. There can be no assurance that the Fund’s investment objective will be achieved.

1WS Credit was organized as a Delaware statutory trust on July 20, 2018 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. 1WS Credit had no operations from that date to March 4, 2019, commencement of operations, other than those related to organizational matters and the registration of its Shares under applicable securities laws. 1WS Credit wholly owns and consolidates 1WSCI Sub I, LLC (the “Cayman Islands SPV”), an exempted company incorporated in the Cayman Islands on February 22, 2019. The Cayman Islands SPV is an investment vehicle formed to make certain investments on behalf of 1WS Credit. 1WS Credit is the managing and sole member of the Cayman Islands SPV pursuant to a limited liability agreement dated March 1, 2019. 1WS Credit also wholly owns and consolidates 1WSCIF REIT, LLC (the “REIT SPV”), a Delaware limited liability company formed on February 21, 2024, to make certain real estate investments on behalf of 1WS Credit. 1WS Credit is the managing and sole member of the REIT SPV pursuant to a limited liability agreement dated February 21, 2024. The REIT SPV completed a private placement of 125 shares of Class A Non-Voting Preferred Units (the “Preferred Units”) for aggregate gross proceeds of $125,000. The Preferred Units have a liquidation preference of $1,000 per share, plus an amount equal to accrued but unpaid dividends. The Preferred Units’ dividends are cumulative at a rate of 12.0% per annum of the initial $1,000 purchase price. Where context requires, the “Fund” includes the Fund, the Cayman Islands SPV and the REIT SPV.

1WS Capital Advisors, LLC (the “Adviser” or “1WS”) serves as the investment adviser of the Fund. 1WS is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser is controlled by its managing member, One William Street Capital Management, L.P. (“OWS”), which is also registered with the SEC as an investment adviser. The Fund’s portfolio manager and other personnel of the Adviser have substantial experience in managing investments and investment funds, including funds which have investment programs similar to that of the Fund.

The Fund currently offers Institutional (“Class I”) Shares and Brokerage Class ("Class A-2") Shares (collectively, the "Share Classes"). Both Share Classes of the Fund are being offered on a continuous basis at the NAV per Share calculated each day. Class A-2 Shares are offered subject to a maximum sales charge of 3.00% of their offering price and an asset-based distribution/shareholder servicing fee not to exceed 0.75% of its net assets and Class I shares are not subject to any sales load or asset-based distribution fee. Class A-2 Shares purchased without a sales charge may be subject to a 1.50% contingent deferred sales charge ("CDSC"). The Fund received exemptive relief from the SEC to issue multiple classes of Shares and to impose asset-based distribution fees as applicable. Class I and Class A-2 shares commenced operations on March 4, 2019 and May 1, 2021, respectively.

Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund's income, expenses (other than class specific service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States dollars. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance for investment companies under Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies, including accounting for investments at fair value.

The preparation of these consolidated financial statements in accordance with GAAP requires management to make certain estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from such estimates and the differences could be material.

Consolidation: 1WS Credit consolidates its investment in the Cayman Islands SPV and its investment in the REIT SPV because 1WS Credit is the sole shareholder of these entities. In accordance with ASC 810, Consolidation, the accompanying consolidated financial statements include the Cayman Islands SPV’s and REIT SPV’s assets and liabilities and results of operations. All investments held by the Cayman Islands SPV and REIT SPV are disclosed in the Consolidated Schedule of Investments. All intercompany accounts and transactions have been eliminated upon consolidation.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2025

Investment Transactions: Investment transactions are accounted for on a trade-date basis for financial reporting purposes and amounts payable or receivable for trades not settled at the time of year end are reflected as liabilities and assets, respectively. Interest is recorded on an accrual basis. Realized gains and losses on investment transactions reflected in the Consolidated Statement of Operations are recorded on a first-in, first-out basis. Premiums on fixed-income securities and discounts on non-distressed fixed-income securities are amortized and recorded within interest income in the Consolidated Statement of Operations.

The Fund may enter into derivative contracts for economic hedging purposes or to gain synthetic exposures to certain investments (“Derivatives”). Derivatives are financial instruments whose values are based on an underlying asset, index, or reference rate and include futures, swaps, swaptions, options, or other financial instruments with similar characteristics.

The Board of Trustees (the “Board”) has adopted valuation policies and procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Adviser, the Fund's "Valuation Designee" (as such term is defined in Rule 2a-5 of the 1940 Act).

Fund Valuation: Class I and Class A-2 Shares are continuously offered at NAV. The NAV per share of each class is determined daily. The Fund's NAV per share is calculated by subtracting liabilities (including accrued expenses and indebtedness) from the total assets of the Fund (the value of the investments plus cash or other assets, including interest accrued but not yet received). The Fund's NAV is then allocated pro-rata between the share classes, adjusting for share class specific liabilities. The NAV of each share class is then divided by the total number of Shares outstanding of each share class at each day's end.

Federal Income Taxes: The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). As a RIC, the Fund generally will not have to pay Fund-level federal income taxes on any ordinary income or capital gains that the Fund distributes to shareholders from our tax earnings and profits.

The REIT SPV intends to qualify and elect to be taxed as a Real Estate Investment Trust (“REIT”) for federal income tax purposes under Sections 856 through 860 of the Code, commencing with its taxable year ending December 31, 2024. If the REIT SPV continues to qualify for taxation as a REIT, the REIT SPV will generally not be subject to federal corporate income tax to the extent it distributes its taxable income to its stockholders, and so long as it, among other things, distributes at least 90% of its annual taxable income (computed without regard to the dividends paid deduction and excluding net capital gains).

For the year ended October 31, 2025, the Fund did not have a tax liability. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Distributions to Shareholders: The Fund intends to declare and pay substantially all of its net investment income to shareholders in the form of dividends on a quarterly basis. The Fund also intends to distribute substantially all net realized capital gains at least annually.

NOTE 3. PORTFOLIO VALUATION

ASC 820 Fair Value Measurement defines fair value as an exit price representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value and maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing the use of the most observable input when available.

Valuation inputs broadly refer to the assumptions market participants would use in pricing the asset or liability, including assumptions about risk. ASC 820 distinguishes between: (i) observable inputs, which are based on market data obtained from parties independent of the reporting entity, and (ii) unobservable inputs, which reflect the Adviser’s own assumptions about the judgments market participants would use. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value measurement. When a valuation uses multiple inputs from varying levels of the fair value hierarchy, the hierarchy level is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1—	Inputs that are unadjusted, quoted prices in active markets for identical assets or liabilities.

Level 2—	Inputs (other than quoted prices included in Level 1) that are observable, either directly or indirectly.

Level 3—	Inputs that are unobservable and reflect the Adviser’s best estimate of what market participants would use in pricing the asset or liability. This includes situations where there is little, if any, market activity for the asset or liability.

Annual Report | October 31, 2025	37

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2025

Generally, the Fund expects to be able to obtain pricing from independent third-party sources on the majority of its investments. These third-party pricing sources utilize a confluence of model driven analysis, matrix pricing as well as actual trade and market color to price investments. However, in certain circumstances where such pricing from the third-party sources is difficult or impractical to obtain, the Fund may fair value certain investments using internal manager marks. As of October 31, 2025, 3.80% of the investments held by the Fund were valued using internal manager marks.

The following factors may be pertinent in determining fair value: security covenants, call protection provisions and information rights; cash flows, the nature and realizable value of any collateral; the debt instrument's ability to make payments; the principal markets and financial environment in which the debt instrument operates; publicly available financial ratios of peer companies; changes in interest rates for similar debt instruments; and enterprise values, among other relevant factors.

Determination of fair value involves subjective judgments and estimates. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material. Accordingly, under current accounting standards, the notes to the Fund’s consolidated financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the Fund’s financial statements.

The following tables summarize the Fund’s financial instruments classified as assets and liabilities measured at fair value by level within the fair value hierarchy as of October 31, 2025:

Investments in Securities at Fair Value	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed Securities	$–	$277,414,565	$–	$277,414,565
Commercial Mortgage-Backed Securities	–	108,372,306	4,267,737	112,640,043
Asset-Backed Securities	–	295,238,481	21,567,750	316,806,231
Collateralized Loan Obligations	–	79,582,650	–	79,582,650
Private Secured Debt	–	–	35,327,701	35,327,701
Preferred Stocks	19,059,316	–	–	19,059,316
Short-Term Investments	137,063,883	–	–	137,063,883
Money Market Funds	65,251,994	–	–	65,251,994
Total	$221,375,193	$760,608,002	$61,163,188	$1,043,146,383
Derivative Instruments
Assets:
Credit Default Swap Contracts	$–	$423,644	$–	$423,644
Interest Rate Swap Contracts	–	487,667	–	487,667
Future Contracts	2,885,198	–	–	2,885,198
Liabilities:
Credit Default Swap Contracts	$–	$(353,130)	$–	$(353,130)
Interest Rate Swap Contracts	–	(1,857,140)	$–	(1,857,140)
Future Contracts	(38,400)	–	$–	(38,400)
Total	$2,846,798	$(1,298,959)	$–	$1,547,839

There were no changes in valuation technique.

38	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2025

The following table discloses the purchase of Level 3 portfolio investments as well as the value of transfers into or out of Level 3 for the year ended October 31, 2025 of the Fund’s Level 3 portfolio investments:

	Commercial Mortgage-Backed Securities	Asset Backed Securities	Private Secured Debt	Total
Balance as of October 31, 2024	$4,166,784	$10,576,071	$11,942,247	$26,685,102
Accrued discount/ premium	–	3,567,488	134,805	3,702,293
Net Realized Gain/(Loss)	–	(165,844)	(1,126)	(166,970)
Net Change in Unrealized Appreciation/(Depreciation)	–	(8,200,083)	60,601	(8,139,482)
Purchases	100,953	18,582,862	33,910,018	52,593,833
Sales Proceeds(1)	–	(3,145,706)	(10,718,844)	(13,864,550)
Transfer into Level 3(2)	–	910,350	–	910,350
Transfer out of Level 3(3)	–	(557,388)	–	(557,388)
Balance as of October 31, 2025	$4,267,737	$21,567,750	$35,327,701	$61,163,188
Net change in unrealized appreciation/(depreciation) included in the Consolidated Statement of Operations attributable to Level 3 investments held at October 31, 2025	$–	$(11,184,288)	$64,087	$(11,120,201)

(1)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(2)	Transfer into Level 3 relates to portfolio investments valued using a third-party pricing source as of October 31, 2024 and broker pricing as of October 31, 2025.
(3)	Transfer out of Level 3 relates to portfolio investments valued using an internal manager mark as of October 31, 2024 and a third-party pricing source as of October 31, 2025.

The following table presents additional information about the valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2025:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value	Valuation Technique	Unobservable Inputs	Value/Range
Commercial Mortgage-Backed Securities	$4,267,737	Internal Model	Loss Severity analysis	$100(1)
Asset Backed Securities	$21,567,750	Broker Pricing	Indicative Quotes	$0.23 - $55,830(2)
Private Secured Debt	$35,327,701	Internal Model	Loss Severity analysis	$100(3)

(1)	Inputs are based on yields ranging from 11.48% - 11.77%
(2)	Input is based on the total market value of the outstanding position, of which the Fund owns 0.67% - 34.53%
(3)	Inputs are based on underlying collateral performance.

NOTE 4. FEES AND EXPENSES INCLUDING RELATED PARTY TRANSACTIONS

Related Party Fees and Expenses

Investment Advisory: Under an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Fund pays the Adviser a fee at the annualized rate of 1.50% of the daily gross assets of the Fund (the “Management Fee”). For the one-year period beginning on March 1, 2025, the Adviser has voluntarily agreed to reduce the Management Fee to 1.25% of the Fund’s daily gross assets.

Expense Limitation and Reimbursement Agreement: Pursuant to an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”), the Adviser agrees to waive the fees payable to it under the Investment Advisory Agreement and/or to pay or absorb operating expenses of the Fund, including, without limitation, organization and offering expenses (excluding brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest and commitment fees; short dividend expense; acquired fund fees; taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business – collectively, the “Exclusions”), to the extent necessary to limit the Other Expenses of the Fund (as set forth in the Fund’s Prospectus) less the Exclusions to 0.50% per annum of the Fund’s daily gross assets. The Adviser shall be permitted to recoup in later periods Fund expenses that the Adviser has paid or otherwise borne to the extent that the expenses for the Fund fall below the annual limitation rate in effect at the time of the actual waiver/reimbursement and to the extent that they do not cause the Fund to exceed the annual rate in effect at the time of the recoupment. Under the Expense Limitation Agreement, the Adviser is not permitted to recoup such expenses beyond three years from the date on which the Adviser reduced a fee or reimbursed an expense. The Expense Limitation Agreement will remain in effect until March 1, 2026, unless and until the Trustees approve its modification or termination.

Annual Report | October 31, 2025	39

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2025

During the year ended October 31, 2025, the Adviser reimbursed fees of $24,110 and $31,693 of Class A-2 and Class I fees, respectively, and recouped $158,016 and $195,566 of Class A-2 and Class I previously waived fees, respectively, which is reflected in Net recoupment of previously waived fees by Adviser on the Consolidated Statement of Operations. The Adviser reimbursed fees under the Expense Limitation Agreement which are recoupable as follows:

Expires October 31, 2026	Expires October 31, 2027	Expires October 31, 2028
$675,280	$421,773	$55,803

Other Fees and Expenses

Officer and Trustee Compensation: The Fund pays each member of the Board of Trustees who is not a director, officer, employee or affiliate of OWS a $50,000 annual fee. None of the executive officers receive compensation from the Fund.

Distribution and Servicing Fees: The Fund has entered into a distribution agreement (the “Distribution Agreement”) with ALPS Distributors, Inc. (“the Distributor”), pursuant to which the Distributor is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions.

Class A-2 Shares of the Fund are subject to ongoing distribution and shareholder servicing fees that may be used to compensate Intermediaries for selling shares of the Fund, and providing, or arranging for the provision of, Shareholder Services (the “Shareholder Servicing Fees”), and ongoing distribution and/or marketing services to the Fund (the “Distribution Fees”). The Distribution Fees and Shareholder Servicing Fees, as applicable, are accrued daily and paid monthly in an amount not to exceed, in the aggregate for Class A-2 Shares, 0.75% (on an annualized basis) of the net asset value of Class A-2 Shares of the Fund. For each class of shares of the Fund, under no circumstances shall Shareholder Servicing Fees exceed 0.25% of the net asset value of such class. The Distribution Fees and Shareholder Servicing Fees will be accrued daily as an expense of the Fund. For the year ended October 31, 2025, Class A-2 shares expensed $1,916,180 for Shareholder Servicing Fees and Distribution Fees.

Fund Administration and Accounting Fees and Expenses: ALPS Fund Services, Inc. ("ALPS" or the "Administrator") serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund (which are in addition to the services provided by the Adviser, as described above). In consideration of these services, the Fund pays the Administrator, on a monthly basis. The Fund will reimburse the Administrator for certain out-of-pocket expenses incurred on behalf of the Fund.

Compliance Fees: ALPS Fund Services, Inc. provides Chief Compliance Officer Services to the Fund. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Chief Compliance Officer Services Agreement.

Legal Fees: Alston & Bird LLP serves as counsel to the Fund.

Audit Fees: Deloitte & Touche LLP acts as independent registered public accountant for the Fund and in such capacity audits the Fund’s annual consolidated financial statements.

Custodian: The Bank of New York Mellon serves as the Fund’s primary custodian.

Transfer Agent: DST Systems, Inc. (“DST”), the parent company of ALPS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. ("SS&C"), a publicly traded company listed on the NASDAQ Global Select Market.

40	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2025

NOTE 5. SECURITIES TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and including maturities and paydowns, transacted for the year ended October 31, 2025, were as follows:

Cost of Investments	Proceeds from
Purchased	Investments Sold
$1,587,671,469	$1,163,815,663

NOTE 6. INVESTMENTS

Under normal investment conditions, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in debt obligations.

The securities/instruments acquired by the Fund may include all types of debt and other obligations (“Credit Investments”), and may have varying terms with respect to collateralization, seniority or subordination, purchase price, convertibility, interest payments and maturity, and may consist of the following: (i) residential and commercial mortgage-backed securities (“MBS”), as well as real estate loans or pools of such loans; (ii) asset-backed securities (“ABS”), or other instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and investments in any assets/instruments underlying the foregoing structured/secured obligations; (iii) debt and subordinated tranches of collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”); (iv) public and private senior and mezzanine, senior secured or unsecured bonds/loans; and (v) other income producing securities, including investment grade debt, debentures and notes, and deferred interest, payment-in-kind or zero coupon bonds/notes. The Fund may invest without limit in CLOs or CDOs, including the subordinated tranches of such vehicles.

The Fund may also invest indirectly in any of the foregoing instruments through: (i) investing in other funds, including exchange traded funds (“ETFs”) and up to 15% of its net assets in funds that are excluded from the definition of “investment company” under the 1940 Act solely by reason of Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, that are primarily invested in Credit Investments (except that investments in MBS, ABS, CLOs or CDOs and other Credit Investments that are not hedge funds or private equity funds are not subject to such 15% limitation); or (ii) entering into derivatives, including long and short positions in credit default swaps, total return swaps, forward contracts, futures and other similar transactions. The Fund may also use derivatives for cash management purposes, to modify interest rate exposure or to hedge positions. The Fund may invest in derivatives without limit, subject to adherence to applicable asset coverage and/or segregation requirements of the 1940 Act. (The Fund counts the foregoing indirect investments in debt obligations towards the Fund’s requirement to invest at least 80% of its assets in debt obligations.) The Fund may invest in derivatives subject to the limitations set forth in Rule 18f-4 under the 1940 Act.

The Fund anticipates that many Credit Investments will be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit Investments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

In seeking to achieve the Fund’s objective, the Fund may also invest a portion of its net assets in (i) U.S. and foreign government obligations, and highly-rated debt instruments (e.g., commercial paper); and (ii) long and short positions in public or private equity securities, which can include ETFs and real estate investment trusts.

The Fund intends to add leverage to its portfolio through direct borrowing and/or through entering into reverse repurchase agreements. Certain of the Fund’s investments may require leverage to achieve the desired risk-adjusted return profile deployed by the Fund.

At any given time, a substantial portion of our portfolio may be illiquid, subjecting the Fund to increased credit risk. If a borrower or obligor or other counterparty on an instrument underlying a Credit Investment is unable to make its payments, we may be greatly limited in our ability to recover any outstanding principal and interest (or other applicable amounts) under such Credit Investment. Our Shares therefore should be purchased only by investors who could afford a possible substantial loss of their investment. There is no geographic or currency limitation on the securities or instruments acquired by the Fund. The Fund may purchase debt or equity securities of non-U.S. governments and corporate entities domiciled outside of the United States, including emerging markets issuers.

Annual Report | October 31, 2025	41

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2025

NOTE 7. DERIVATIVE INSTRUMENTS

The Fund may enter into derivative transactions in connection with its investing activities. These instruments derive their value, primarily or partially, from the underlying asset, indices, reference rate, or a combination of these factors. Derivatives are subject to various risks similar to non-derivative instruments, such as interest, market, and credit risk.

The Fund is subject to interest rate exposures, both directly and indirectly. Direct interest rate exposure can result from holding fixed rate bonds, the value of which may decrease if interest rates rise. Additionally, indirect interest rate exposure can result from certain securitization transactions that contain mismatches between the rate of interest earned on the underlying loans and/or receivables as compared to the rate of interest due on the securities. To hedge this risk for cases in which the Fund deems it effective, the Fund may enter into futures contracts, interest rate swaps, other interest rate options, or securities sold, not yet purchased.

The Fund is also subject to credit risk in the normal course of pursuing its investment objectives. In addition to the specific credit risk, in particular investment securities, the Fund is exposed to broader market credit risk. To hedge this risk, the Fund may enter into a variety of instruments, including credit default swaps, futures, options, and swaptions.

The market value of derivative instruments generally may change in a manner that amplify market movements relative to the underlying asset or reference rate. As a result of adverse market movements, the Fund’s derivatives instruments could cause the Fund to suffer losses that magnify the market value changes of the underlying asset or reference rate. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additionally, in instances where the Fund is using derivatives to hedge risk exposures held by the Fund, there are also risks that those derivatives may not perform as expected relative to the Fund positions intended to be hedged which could result in losses for the hedged positions.

Derivatives are also subject to the risk of possible regulatory changes which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Futures Contracts: Futures contracts are commitments to either purchase or sell a financial instrument or commodity at a future date for a specified price. Upon entering into futures contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent changes in market value of the contract (which may require additional margin to be deposited) are recorded for financial statement purposes as unrealized gains or losses.

The Fund may use futures contracts to hedge against changes in the value of financial instruments or changes in interest rates. Upon entering into such futures contracts, the Fund bears the risk of interest rates or financial instruments’ prices moving adversely to the positions. With futures, counterparty risk is mitigated as these contracts are exchange-traded and the exchange’s clearinghouse guarantees against non-performance by the counterparty.

Credit Default Swaps and Credit Default Tranches: In a typical credit default swap, the Fund receives (if a buyer) or provides (if a seller) protection against certain credit events involving one or more specified reference entities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a defined credit event on the reference obligation which may be a single security, a basket of securities, or a specified credit index. The applicable credit events are established at the inception of the transaction and generally include bankruptcy, insolvency, and failure to meet payment obligations when due, among other events. After a credit event occurs, the contingent payment payable by the seller to the buyer may be mitigated or reduced by segregated collateral and netting arrangements between the counterparties to the transaction.

A credit default tranche is a type of credit default swap that allows an investor to gain exposure to a particular portion of the loss distribution on a specified credit index. Tranches are defined by attachment and detachment points that specify the range of exposure to which an investor is receiving or providing protection with respect to the specified credit index.

The Fund may enter into credit default swaps or credit default tranches to hedge against changes in the value of, or to gain exposure to, the market, certain sectors of the market, or specific issuers. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss. Upon entering into a credit default swap, as a seller of protection or a buyer of protection, the Fund bears exposure to changes in market pricing of risk related to the reference obligations. Additionally, the Fund is exposed to counterparty risk to the extent the fair value of the credit default swap exceeds the collateral posted. Credit default swaps are either centrally cleared swaps or executed bilaterally under standard form ISDA master agreements entered into with each counterparty.

42	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2025

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are disclosed within variation margin receivable/payable on centrally cleared swap contracts on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations. For credit default swap contracts, the upfront payments serve as an indicator of the current status of the payment/performance risk. The fair value of a credit default swap contract represents the amount of upfront payment that would be required to enter into such swap as of a measurement date. Upfront payments vary inversely to the price of debt issued by the reference entity. Increasing fair values for credit default swap contracts, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the market pricing of the reference entity’s debt.

The following is a summary of the derivative instruments fair value and the location and effect of derivative instruments held directly by the Fund for the year ended October 31, 2025:

	Consolidated Statement of Assets and Liabilities		Consolidated Statement of Operations
	Derivative Assets Fair Value(a)	Derivative Liabilities Fair Value(a)	Net Realized Gain/ (Loss)	Net Change in Unrealized Appreciation / (Depreciation)
Credit default swap contracts	$423,644	$(353,130)	$4,935,143	$(739,678)
Interest swap contracts	487,667	(1,857,140)	(15,368)	(884,793)
Futures contracts	2,885,198	(38,400)	(4,359,695)	(49,018)
Total derivatives	$3,796,509	$(2,248,670)	$560,080	$(1,673,489)

(a)	Includes the cumulative appreciation/depreciation of futures contracts and swap contracts as reported in the Consolidated Schedule of Investments. Only the current day's variation margin receivable/(payable) of $327,192 for futures, $(66,727) for credit default swaps and $32,344 for interest rate swaps is reported within the Consolidated Statement of Assets and Liabilities. Total cumulative appreciation/depreciation on futures contracts as shown on the table above is reported on the Consolidated Statement of Investments.

For the Fund's derivative instruments, the following is a summary of the average notional and average contracts outstanding for the year ended October 31, 2025.

	Average Notional Value	Average Contracts Outstanding
Credit Default Swap Contracts - Sell Protection	$(74,895,063)	N/A
Credit Default Swap Contracts - Buy Protection	1,266,899	N/A
Interest Rate Swap Contracts	137,239,500	N/A
Futures Contracts - Long	7,395,456	36
Futures Contracts - Short	166,788,512	1,539

Annual Report | October 31, 2025	43

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2025

Offsetting Arrangements: Certain derivative contracts and reverse repurchase agreements are executed under standardized netting agreements. A netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement. The Fund invests in futures, interest rate swaps and credit default swaps that are centrally cleared and not subject to master netting agreements, thus are not included on the tables below.

Offsetting of Derivatives and Reverse Repurchase Agreements Assets

October 31, 2025

				Amounts Not Offset in the Consolidated
				Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount Receivable
Credit default swap contracts	$366,258	$–	$366,258	$(366,258)	$–	$–
Total	$366,258	$–	$366,258	$(366,258)	$–	$–

Offsetting of Derivatives and Reverse Repurchase Agreements Liabilities

October 31, 2025

				Amounts Not Offset in the Consolidated Statement
				of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount Payable
Reverse repurchase agreements	$264,850,462	$–	$264,850,462	$(264,850,462)	$–	$–
Total	$264,850,462	$–	$264,850,462	$(264,850,462)	$–	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

NOTE 8. LEVERAGE

The Fund may obtain leverage in seeking to achieve its investment objective, including obtaining financing to make investments in Credit Investments. The Fund may obtain leverage through direct borrowing and/or through entering into reverse repurchase agreements.

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. Reverse repurchase agreements are generally recorded at their contractual amounts, including accrued interest, as specified in each respective agreement. Securities sold are held on terms that may permit the counterparty to sell or re-pledge the securities subject to certain limitations. Such securities sold are held as collateral and are generally valued daily by the counterparty. The Fund may be required to deliver additional collateral or may demand the counterparty to return collateral pledged, as deemed necessary to ensure that the fair value of the underlying collateral remains sufficient to cover the contractual amount. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. The total amount of securities pledged, or partially pledged, at October 31, 2025 was $379,936,387. During the year ended October 31, 2025, the average amount of reverse repurchase agreements outstanding was $131,461,543, at a weighted average interest rate of 5.11%.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2025

The following table indicates the total amount of reverse repurchase agreements, including accrued interest, reconciled to the Fund’s liability as of October 31, 2025:

	Less than 30 days	30-90 days	Greater than 90 days	Total
Residential Mortgage-Backed Securities	$3,209,582	$68,408,552	$26,461,621	$98,079,755
Commercial Mortgage-Backed Securities	-	41,016,760	6,445,600	47,462,360
Asset Backed Securities	10,336,729	85,403,189	23,568,429	119,308,347
Total	$13,546,311	$194,828,501	$56,475,650	$264,850,462

*	Reverse repurchase agreements in the amount of $254,513,733 have financing with extendable provisions that automatically renew per the respective reverse repurchase agreements.

Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s NAV. This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to leverage directly or indirectly.

NOTE 9. REPURCHASE OFFERS

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers at a price equal to the NAV per Share as of the Repurchase Pricing Date (i.e., the date that will be used to determine the Fund’s NAV applicable to the repurchase offer), of between 5% and 25% of the Shares outstanding. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. The Fund will make quarterly repurchase offers in the months of March, June, September and December. There is no guarantee that shareholders will be able to sell all of the shares they desire in a repurchase offer because shareholders, in total, may wish to sell more than the percentage of the Fund’s Shares being repurchased.

During the year ended October 31, 2025, the Fund completed four quarterly repurchase offers. In each offer, the Fund offered to repurchase no less than 5% of the number of its outstanding Shares as of the Repurchase Pricing Date. No repurchase offers during the year ended October 31, 2025 were oversubscribed. The result of these repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Repurchase Commencement Date	12/17/24	3/18/25	6/17/25	9/16/25
Repurchase Pricing Date	1/8/25	4/9/25	7/9/25	10/8/25
% of Outstanding Shares Offered to be Repurchased	5.00%	5.00%	5.00%	5.00%
% of Outstanding Shares Repurchased	0.54%	2.18%	1.17%	2.23%
Repurchased Amount	$2,683,002	$12,515,222	$7,735,858	$16,789,664
Repurchased Shares	139,586	661,824	405,306	880,921

NOTE 10. PRINCIPAL RISKS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss may exist from things such as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Investment and Market Risk: The Fund may invest in credit-sensitive investments. Until such investments are sold or mature, the Fund is exposed to risks, including interest rate and spread risks, as well as credit and structural risks relating to whether the cash flows from the underlying assets will be sufficient in amount and timing to make expected payments on the securities. The Adviser monitors the risk parameters and expected volatility of the Fund’s overall portfolio and attempts to manage concentrations of the portfolio in any particular investment holding, strategy, or market. Additionally, the Adviser seeks to control portfolio risks through selective sizing of positions based on a regular evaluation of each investment’s risk and reward characteristics. Regular mark-to-market portfolio monitoring helps the Adviser monitor the investments. The Adviser has also developed a proprietary risk management system and uses statistical and cash flow models to monitor portfolio risk, as well as individual position specific risk.

Annual Report | October 31, 2025	45

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2025

While the Adviser generally seeks to hedge certain portfolio risks, the Adviser will not, in general, attempt to hedge all market, interest rate or other risks in the portfolio, and it may elect to only partially hedge certain risks. Specifically, the Adviser may determine that it is economically unattractive, or otherwise undesirable, to hedge certain risks and instead may rely on diversification to offset such risks.

Repurchase Offers Risk: An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares. The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding Shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of Shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and cash from the sale of Shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

Leverage Risk: Under current market conditions, the Fund may utilize leverage principally through outstanding senior securities representing indebtedness (“Borrowings”). The Fund may obtain leverage through direct borrowing and/or through entering into reverse repurchase agreements that create leverage. Reverse repurchase agreements are agreements in which a Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by the Fund may decline in value, requiring the Fund to post the additional collateral or to repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss.

Counterparty Credit Risk: The Fund attempts to control credit risk exposure to trading counterparties and brokers through internal monitoring procedures. A significant portion of the Fund’s positions, including cash, are held at major financial institutions. All security transactions of the Fund are transacted with approved brokers and cleared through major securities firms. In the event the brokers are unable to fulfill their obligations, the Fund could be subject to credit risk.

A primary difference in risks associated with bilateral OTC contracts and exchange-traded contracts/centrally cleared swaps involves the nature of credit and liquidity risks. Unlike exchange-traded instruments or centrally cleared swaps, in which performance may be backed by the exchange or clearing corporation, bilateral OTC contracts require the performance of a specific counterparty and its posting of collateral. In the event of a default by such counterparty, the Fund could be exposed to potential losses. The Fund seeks to reduce its credit risk on bilateral OTC contracts by only transacting with high credit-standing counterparties. In addition, the Fund further mitigates the risk of counterparty non- performance by requiring counterparties to pledge cash and/or securities to collateralize unrealized gains on bilateral OTC contracts, in accordance with the terms of International Swaps and Derivatives Association (“ISDA”) agreements.

Liquidity Risk: The Fund needs cash liquidity in order to settle trading obligations, meet margin calls on derivatives, meeting margin calls and repayments on maturing financial arrangements, and meet repurchase offers. The Adviser actively monitors and manages the current and future sources of and draws on liquidity (cash and cash equivalents) as well as liquid securities.

Credit Risk: Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Non-Diversified Fund Risk: The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Interest Rate Risk: Interest rate risk arises from the possibility that changes in interest rates will affect the value of financial instruments. The Fund may be exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on their financial position and cash flows. The Fund may be exposed to interest rate risk as a result of mismatches or gaps in the amounts of assets and liabilities that mature or reprice in a given period.

Foreign Currency Risk: The Fund may invest a portion of its assets in non-U.S. currencies, or in instruments denominated in non-U.S. currencies, the prices of which are determined with reference to currencies other than the U.S. Dollar. The Fund, however, values its securities and other assets in U.S. Dollars. The Fund generally seeks to hedge its foreign currency exposure. To the extent the Fund’s investments in foreign currency exposure are not hedged, the value of the Fund’s assets will fluctuate with U.S. Dollar exchange rates as well as the price changes of the Fund’s investments in the various local markets and currencies.

46	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2025

CDO and CLO Risk: The Fund may invest in CDOs and/or CLOs which are subject to the following risks: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) CDOs and/or CLOs typically will have no significant underlying assets other than their underlying debt obligations or loans and payments on the CDOs and/or CLOs are and will be payable solely from the cash flows from such debt obligations and/or loans; (iv) CDOs and/or CLOs are typically highly levered, and therefore the CDO and/or CLO interests that the Fund may invest in are subject to a higher risk of total loss; (v) investments in CDOs and/or CLOs may be riskier and less transparent to the Fund and its shareholders than direct investments in the underlying companies; (vi) the potential for interruption and deferral of cash flow to Fund investments in the equity and junior debt tranches of CDOs and/or CLOs; (vii) interests in CDOs and/or CLOs may be illiquid; (viii) investments in foreign CDOs and/or CLOs may involve significant risks in addition to the risks inherent in U.S. CDOs and/or CLOs; (ix) the Fund may invest with collateral managers that have no or limited performance or operating history; (x) the inability of a CDO or CLO collateral manager to reinvest the proceeds of any prepayments may adversely affect the Fund; (xi) the loans underlying the CDOs and/or CLOs may be sold and replaced resulting in a loss to the Fund; (xii) the Fund may not have direct rights against the underlying borrowers or obligors comprising the CDOs and/or CLOs’ investments or the entities that sponsored the CDOs and/or CLOs; and (xiii) investments in junior tranches of CDOs and/or CLOs will likely be subordinate to the other debt tranches of such CDOs and/or CLOs, and are subject to a higher degree of risk of total loss.

Commercial Mortgage-Backed Securities (“CMBS”) and Residential Mortgage-Backed Securities (“RMBS”) Risk: CMBS and RMBS are mortgage-backed securities that may be secured by interests in a single commercial or residential mortgage loan or a pool of mortgage loans secured by commercial or residential property. CMBS and RMBS may be senior, subordinate, interest-only, principal-only, investment-grade, non-investment grade or unrated. The Fund may acquire CMBS and RMBS from private originators as well as from other mortgage loan investors, including savings and loan associations, mortgage bankers, commercial banks, finance companies and investment banks. The credit quality of any CMBS and RMBS issue depends primarily on the credit quality of the underlying mortgage loans. At any one time, a portfolio of mortgage-backed securities may be backed by commercial or residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions. As a result, the commercial or residential mortgage loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations.

NOTE 11. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at the Fund's fiscal year-end.

For the year ended October 31, 2025, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Increase Paid-in Capital	Decrease Total Distributable Earnings
$176,348	$(176,348)

The reclassifications were primarily related to non-deductible offering costs.

As of October 31, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$–
Accumulated capital losses	(375,319)
Unrealized appreciation/(depreciation)	12,285,503
Other Cumulative effect of timing differences	(306,861)
Total	$11,603,323

The Fund used capital loss carryovers of $1,678,373 during the year ended October 31, 2025.

Annual Report | October 31, 2025	47

1WS Credit Income Fund	Notes to Consolidated Financial Statements

October 31, 2025

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at October 31, 2025, were as follows:

Cost of investments for income tax purposes	$1,030,512,158
Gross appreciation (excess of value over tax cost)	$41,276,515
Gross depreciation (excess of tax cost over value)	(28,642,290)
Net depreciation of foreign currency	(348,722)
Net unrealized appreciation/(depreciation)	$12,285,503

Capital Losses: under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Short Term Loss Carry Forward	Long Term Loss Carry Forward
$–	$375,319

The tax character of distributions paid for the fiscal years ended October 31, 2025 and October 31, 2024 were as follows:

2025
Distributions Paid From:
Ordinary Income	$38,477,774
Tax Return of Capital	13,833,216
Total	$52,310,990

2024
Distributions Paid From:
Ordinary Income	$24,702,235
Tax Return of Capital	–
Total	$24,702,235

NOTE 12. SUBSEQUENT EVENTS

In preparing these consolidated financial statements, the Fund’s management has evaluated events and transactions through the date the consolidated financial statements were issued.

The Fund notified shareholders of a quarterly repurchase offer on December 16, 2025. The Fund intends to complete the quarterly repurchase offer on January 7, 2026.

Management has determined that there were no other subsequent events requiring disclosure.

48	www.1wscapital.com

Report of Independent Registered
1WS Credit Income Fund	Public Accounting Firm

To the Shareholders and the Board of Trustees of 1WS Credit Income Fund

Opinion on the Consolidated Financial Statements and Consolidated Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of 1WS Credit Income Fund (the "Fund"), including the consolidated schedule of investments, as of October 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the periods presented, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York
December 22, 2025

We have served as the auditor of 1WS Credit Income Fund since 2018.

Annual Report | October 31, 2025	49

1WS Credit Income Fund	Approval of Investment Advisory Agreement

October 31, 2025 (Unaudited)

At a meeting held on September 30, 2025, the Board of Trustees (the “Board”) of 1WS Credit Income Fund, a Delaware statutory trust (the “Fund”), considered and approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and 1WS Capital Advisors, LLC, a Delaware limited liability company (the “Adviser”), for an additional one-year term. Also, by a unanimous vote, the members of the Board (the “Trustees”) who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Trustees”), separately voted to approve the Advisory Agreement.

In considering whether to approve the Advisory Agreement, the Board reviewed various materials from the Adviser, which included: (i) information concerning the services provided to the Fund by the Adviser; (ii) the investment performance of the Fund and Adviser; (iii) the fees and expenses of the Fund; (iv) information on the profitability of the Adviser and its affiliates; and (v) other potential benefits to the Adviser from its relationship with the Fund. In particular, the Board considered the following:

(a) The Nature, Extent and Quality of Services Provided by the Adviser

The Trustees reviewed various presentations the Adviser provided to the Board regarding services provided to the Fund. The Trustees noted the importance of the Adviser having adequate resources and, in this regard, noted One William Street Capital Management, L.P.’s, the sole managing member of the Adviser (“OWS”), assets under management, positive earnings and sound capital position. The Trustees also took into account OWS’s representation, as the sole managing member of the Adviser, that its current financial condition enables the Adviser to provide quality services to the Fund. In connection with the broad scope of investment advisory services provided to the Fund, the Board discussed, in detail, with representatives of the Adviser, the management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies. In this regard, the Board also considered the experience of the individuals responsible for the management and operation of the Fund's assets in managing funds and other alternative investment vehicles. The Board noted that the Adviser provides, at its own expense, facilities necessary for the operation of the Fund and it makes certain of its personnel available to serve as the senior officers of the Fund, including the Chief Executive Officer and the Chief Financial Officer. The Board found it was reasonable to expect that the Fund would continue to receive the services required from the Adviser under the Advisory Agreement and that these services would be of high quality.

(b) Investment Performance of the Fund and Adviser

In connection with the evaluation of the services provided by the Adviser, the Trustees reviewed the performance of the Fund. The Trustees observed that the Fund had experienced outperformance versus the Fund’s benchmarks over various periods, noting that performance has met expectations.

(c) Cost of the Services Provided and Profits Realized by the Adviser from its Relationship with the Fund

The Trustees reviewed the cost of services provided by the Adviser and the fees paid under the Advisory Agreement. The Trustees considered that under the Advisory Agreement the Fund pays the Adviser a fixed management fee of 1.50% of gross assets per annum, and that, for the one-year period beginning on March 1, 2025, the Adviser has voluntarily agreed to reduce the management fee to 1.25% of the Fund’s daily gross assets. The Trustees also considered information showing a comparison of the advisory fees compared with fees of other similar 1940 Act-registered products, as well as the fees of similar funds managed by the Adviser (or its affiliates). The Board noted that the fees and expenses paid under the Advisory Agreement were somewhat higher than the average advisory fee on gross assets of other similar closed-end funds, but comparable to those charged by the Adviser to comparable accounts which the Adviser (or its affiliates) manages. It was noted that, unlike other funds managed by the Adviser (or its affiliates) and certain other funds in the peer group, the Fund is not subject to a performance or incentive fee. The Trustees observed that the Fund has in place an agreement with the Adviser under which the Fund benefits from a 50 basis point expense limitation/cap on non-management gross assets. Based on its review, the Board concluded that the level of the management fee for the Fund was fair and reasonable in light of the extent and quality of services provided to the Fund. In reaching this conclusion, the Trustees also considered the profitability of the Adviser and its affiliates from the relationship with the Fund as well as other factors discussed below. The Trustees observed the lack of significant profitability from the Fund during the period, given the relatively small asset size of the Fund and the effect of the expense cap.

(d) Other Benefits

The Trustees then considered the direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund, including the fees paid pursuant to the Advisory Agreement. The Board concluded that the Fund benefits from those services and that the benefits to the Adviser derived from these relationships seemed fair and reasonable.

(e) Economies of Scale

The Trustees then noted that economies of scale may be realized when a fund’s assets increase significantly. The Trustees observed that because the Fund has not yet reached meaningful asset levels, the Trustees did not consider specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any.

Conclusion

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the fee structure under the Advisory Agreement to be fair and reasonable in light of the services provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional one-year term.

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1WS Credit Income Fund	Additional Information

October 31, 2025 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT will be available on the Fund’s website located at https://www.1wscapital.com or on the SEC’s website at https://www.sec.gov.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling 1-833-834-4923, on the Fund’s website located at https://www.1wscapital.com, and on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year without charge, upon request, by calling 1-833-834-4923, on the Fund’s website located at www.1wscapital.com, and on the SEC’s website at https://www.sec.gov.

Annual Report | October 31, 2025	51

1WS Credit Income Fund	Trustees and Officers

October 31, 2025 (Unaudited)

Information About Each Board Member’s Experience, Qualifications, Attributes or Skills. Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships, are shown below. Unless otherwise noted, each Trustee has held each principal occupation and board membership indicated for at least the past five years. Each Trustee’s mailing address is c/o 1WS Credit Income Fund, 299 Park Avenue, 25th Floor, New York, New York 10171.

INDEPENDENT TRUSTEES

Name and Year of Birth	Position(s) Held and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships During Past 5 Years
Michael M. Knetter Year of Birth: 1960	Trustee (since inception)	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin − Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	None(3)	Trustee, Neuberger Berman Mutual Funds (2007 - present); Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; Senior Advisor and CEO, UW Foundation, January 2025 – present.
George W. Morriss Year of Birth: 1947	Trustee (since inception)	Adjunct Professor, Columbia University School of International and Public Affairs, 2012 - 2018; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank (currently known as M&T Bank), Connecticut (a financial services company), 1991 to 2001.	None(3)	Trustee, Neuberger Berman Mutual Funds (March 2007 – January 2025); Trustee and Chairman of the Board, Thrivent Church Loan and Income Fund (September 2018 – June 2023); Chairman of Investment Committee, Episcopal Diocese of Western Michigan (a charitable trust, March 2022 to January 2025); Chairman of Endowment Committee, Episcopal Diocese of the Great Lakes (a charitable trust, January 2025 – present).

52	www.1wscapital.com

1WS Credit Income Fund	Trustees and Officers

October 31, 2025 (Unaudited)

INTERESTED TRUSTEES

Name and Year of Birth	Position(s) Held and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships During Past 5 Years
Kurt A. Locher(4) Year of Birth: 1966	Trustee and Chief Executive Officer (since inception)	Chief Operating Officer, Chief Compliance Officer, Partner and Co-President of One William Street Capital Management, L.P. (“OWS”), since 2008; Chief Operating Officer and Chief Compliance Officer of 1WS Capital Advisors, LLC (“the Adviser”) since 2018.	None(3)	Director of One William Street Capital Offshore Fund, Ltd. and other affiliated private funds of OWS.

OFFICERS OF THE FUND WHO ARE NOT TRUSTEES

Name and Year of Birth	Position(s) Held and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Stephanie Dolan Year of Birth: 1963	Chief Financial Officer and Principal Accounting Officer (since inception)	Chief Financial Officer/Controller of OWS, the managing member of the Adviser; Director of Alzheimer’s Association, June 2024 to present.
Alex Morgan Year of Birth: 1989	Chief Compliance Officer (since March, 2025)	Director, Fund Chief Compliance Officer - SS&C (since November 2024); Chief Compliance Officer of Goehring and Rozencwajg Resources Fund and C1 Fund Inc.; Vice President, Compliance - Northern Trust Asset Management (2023-2024); 2nd Vice President, Compliance - Northern Trust Asset Management (2020-2023).

(1)	Each Trustee serves until resignation or removal from the Board.
(2)	Fund Complex means any two or more registered investment companies that: (i) share the same investment adviser or principal underwriter; and (ii) hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the Fund is not part of any “Fund Complex.”
(3)	Other than the Fund.
(4)	Mr. Locher is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position as an officer of the Adviser and an officer of OWS.

Annual Report | October 31, 2025	53

1WS Credit Income Fund	Privacy Policy

Your privacy is very important to us. This Privacy Notice sets forth the policies of 1WS Credit Income Fund (the “Fund”) with respect to non-public personal information of its investors, prospective investors and former investors. These policies apply to all investors and may be changed at any time, provided a notice of such change is given to you.

To the extent you provide us with personal information, such as your address, social security number, assets and/or income information: (i) in a subscription agreement and related documents; and (ii) in correspondence and conversations with the Fund’s representatives; and (iii) through transactions in the Fund, please be advised that:

We do not disclose any of this personal information about our investors, prospective investors or former investors to anyone, other than to our affiliates, such as our attorneys, auditors, brokers, regulators and certain service providers, in such case, only as necessary to facilitate the acceptance of your investment and management of the Fund and in accordance with applicable laws. It may be necessary, under anti-money laundering and similar laws, to disclose information about the Fund’s investors in order to accept subscriptions from them. We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We may also disclose information you provide to us to third party institutions, such as prime brokers. If such a disclosure is made, the Fund will require such third parties to treat your private information with confidentiality.

We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable the Fund to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

54	www.1wscapital.com

Intentionally Left Blank

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (“Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any express or implicit waivers from any provisions of the Code of Ethics.

(e)	Not applicable.

(f)	Attached as Exhibit 19(a)(1) is a copy of the registrant’s Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Board of Trustees (“Board”) of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board has designated George W. Morriss as the registrant’s Audit Committee Financial Expert. Mr. Morriss is “independent” within the meaning of that term as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: Audit fees billed for the registrant for the fiscal years ended October 31, 2025 and October 31, 2024 were $230,000 and $210,000, respectively. This amount represents aggregate fees billed by the registrant’s independent registered public accounting firm, (the “Accountant”) in connection with the annual audit of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for that fiscal year.

(b)	Audit-Related Fees: Audit-Related fees billed in the fiscal years ended October 31, 2025 and October 31, 2024 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item were $10,000 and $10,000, respectively.

(c)	Tax Fees: The tax fees billed for the fiscal years ended October 31, 2025 and October 31, 2024 were $48,360 and $55,294, respectively, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning. These services were for the completion of the 1WS Credit Income Fund’s (the “Fund”) federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(d)	All Other Fees: For the registrant’s fiscal years ended October 31, 2025 and October 31, 2024, the aggregate fees billed for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 and $0.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the registrant's principal accountant must be pre-approved by the registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item met the waiver requirements for preapproval pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	No non-audit fees were billed by the Accountant for services rendered to the registrant’s investment adviser pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)	The registrant’s Schedule of Investments as of the close of the reporting period is included in the Report to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

A statement regarding the basis for approval of the Fund’s investment advisory contract is included as part of the Report to Stockholders filed under Item 1(a) of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached as Exhibit 19(c) is a copy of the investment adviser’s proxy voting policies and procedures.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	David Sherr. As of the date of this filing, Mr. Sherr serves as the Portfolio Manager of the Fund and has served as the Fund’s Portfolio Manager since the Fund’s inception. Mr. Sherr founded One William Street Capital Management, L.P. (“OWS”), the managing partner of 1WS Capital Advisors, LLC, the Fund’s adviser (the “Adviser”). OWS commenced operations in 2008. Mr. Sherr has over 30 years of experience in the investing and origination businesses, fixed income markets, and managing global trading. Prior to founding OWS, Mr. Sherr was a Managing Director and Global Head of Securitized Products at Lehman Brothers. In that capacity, Mr. Sherr had senior management responsibilities in Fixed Income, Principal Investing and Lending and Investment Banking. Mr. Sherr graduated with a B.S. in Finance from Babson College.

(a)(2)(ii)	As of October 31, 2025, Mr. Sherr was responsible for the management of the following types of accounts in addition to the Fund:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David Sherr	None	$0	7[1]	$7,304	1[2]	$17

[1]	7 accounts invested in pooled investment vehicles of total market value $7,304 million are subject to a performance-based advisory fee.
[2]	One separately managed account of total market value of $17 million is subject to a performance-based advisory fee.

(2)(iv) Potential Conflicts of Interest

The Adviser (which includes its managing member, OWS, as applicable) and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple client accounts may devote unequal time and attention to the management of those accounts.

Allocation of Opportunities. The Adviser will seek to allocate orders and investment opportunities among clients in a manner that it believes is equitable and in the best interests of all of its clients.

Conflicts of Interest Among Accounts. At times, the Adviser and/or its affiliates may determine that an investment opportunity may be appropriate for only some clients (including the Fund), or may decide that certain clients should take differing positions with respect to a particular security even though they share investment objectives. In these cases, the portfolio manager may place separate transactions for one or more clients, which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other clients.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as recordkeeping) for some types of clients than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of clients that provide greater overall returns to the Adviser and its affiliates.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee and/or a portfolio manager’s compensation differs among clients (such as where certain clients pay higher management fees), a portfolio manager might be motivated to help certain clients over others. A portfolio manager might be motivated to favor accounts in which he has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those accounts that could most significantly benefit a portfolio manager.

Investments by Adviser or Related Entities. The Adviser or a related entity may make investments in Credit Investments for its own accounts.

(a)(3) Compensation

OWS (the ‘‘Managing Member’’) is the managing member of the Adviser. The Portfolio Manager controls the Managing Member and the Adviser and shares in the overall profitability of the Adviser and the Managing Member, which includes profits generated from the Fund’s fees. The compensation of the Portfolio Manager is not based, other than in an indirect manner as part of the overall profitability of the Adviser/Managing Member, upon the specific pre- or after-tax performance of client accounts that the Portfolio Manager manages.

(a)(4) Portfolio Manager Securities Ownership

As of October 31, 2025, the Portfolio Manager beneficially owned over $1,000,000 of equity securities in the Fund.

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Registrant’s Financial Officer Code of Ethics is filed herewith as Exhibit 19(a)(1).

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c)	The proxy voting policies and procedures of the Fund’s investment adviser are attached as Exhibit 19(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1WS Credit Income Fund

By:	/s/ Kurt A. Locher
Kurt A. Locher, Chief Executive Officer
(Principal Executive Officer)
Date:	January 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kurt A. Locher
Kurt A. Locher, Chief Executive Officer
(Principal Executive Officer)
Date:	January 8, 2026

By:	/s/ Crystal Frumberg
Crystal Frumberg, Chief Financial Officer and Principal Accounting Officer
Date:	January 8, 2026